Part A


                               Prospectus for the

                    Long-Term, Intermediate-Term, Short-Term

                        and Tax Exempt Money Market Funds

                                                            PROSPECTUS
                                                            AUGUST 1, 2001

USAA NATIONAL TAX-EXEMPT FUNDS

             (USAA LONG-TERM FUND, USAA INTERMEDIATE-TERM FUND, USAA SHORT-TERM FUND, AND USAA TAX EXEMPT MONEY MARKET FUND)


TABLE OF CONTENTS
-----------------------------------------------------------------
What Are Each Fund's Investment
Objectives and Main Strategies?                                 2
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What Are the Main Risks of Investing in These Funds?            2
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Could the Value of Your Investment
in These Funds Fluctuate?                                       3
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Fees and Expenses                                               8
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Fund Investments                                                9
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Fund Management                                                14
-----------------------------------------------------------------
Using Mutual Funds in an Investment Program                    16
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How to Invest                                                  16
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How to Redeem                                                  18
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Important Information About Purchases and Redemptions          20
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Exchanges                                                      20
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Shareholder Information                                        21
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Financial Highlights                                           23
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Appendix A                                                     27
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Appendix B                                                     29
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Appendix C                                                     30
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AS WITH OTHER MUTUAL FUNDS,  THE  SECURITIES  AND EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS invest primarily in investment-grade tax-exempt securities differentiated by maturity limitations. The dollar-weighted average portfolio maturity for the Long-Term Fund is ten years or more, the Intermediate-Term Fund is between three and ten years, and the Short-Term Fund is three years or less.

The TAX EXEMPT MONEY MARKET FUND invests in high-quality tax-exempt securities with maturities of 397 days or less.

Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 9 for more information.

WHAT ARE THE MAIN RISKS
     OF INVESTING IN THESE FUNDS?

The two main risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

      * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

      * MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Long-Term, Intermediate-Term, and Short-Term Funds' securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Long-Term, Intermediate-Term, and Short-Term Funds' securities may increase, which would likely increase the Funds' net asset value and total return. The Tax Exempt Money Market Fund's total return may decrease.

Other risks of investing in these Funds include call risk and structural risk.

As you consider an investment in these Funds, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in any of these Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

Look for this symbol ! throughout the prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

USAA NATIONAL TAX
EXEMPT FUNDS - 2

COULD THE VALUE OF YOUR INVESTMENT
     IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Long-Term, Intermediate-Term, or Short-Term Funds will fluctuate with the changing market values of the investments in these Funds. We manage the Tax Exempt Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Long-Term, Intermediate-Term, and Short-Term Funds invest typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The following bar charts illustrate the Funds' volatility and performance from year to year for each full calendar year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

LONG-TERM FUND

[BAR CHART]
                CALENDAR YEAR             TOTAL RETURN
                    1991                     12.38%
                    1992                      8.62%
                    1993                     12.51%
                    1994                     -7.92%
                    1995                     18.58%
                    1996                      4.47%
                    1997                     10.38%
                    1998                      5.97%
                    1999                     -5.04%
                    2000                     12.11%

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
2.25%     (6/30/01)

BEST QUARTER
7.77%     1ST QTR. 1995

WORST QUARTER
-5.55%    1ST QTR. 1994

                                                                 3 - PROSPECTUS

USAA NATIONAL TAX EXEMPT FUNDS
-------------------------------------------------------------------------------

The table below shows how the Long-Term Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                       LIFE OF
                                      PAST        PAST       PAST        FUND
                                     1 YEAR      5 YEARS   10 YEARS    03/19/82
     --------------------------------------------------------------------------
        Long-Term Fund               12.11%       5.40%      6.91%      9.36%
     --------------------------------------------------------------------------
        Lipper General Municipal
        Debt Fund Index*             11.10%       4.99%      6.79%      9.73%+
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**       11.68%       5.84%      7.32%      9.96%+
     ==========================================================================
       * THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN MUNICIPAL DEBT ISSUES IN THE TOP FOUR CREDIT RATINGS.

       + THE PERFORMANCE OF THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INVES IS CALCULATED AT THE END OF THE MONTH, FEBRUARY 28, 1982, WHILE THE FUND'S INCEPTION DATE IS MARCH 19, 1982. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.

       ** THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK OF
          TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

INTERMEDIATE-TERM FUND

[SIDE BAR]
                CALENDAR YEAR             TOTAL RETURN
                    1991                     11.14%
                    1992                      8.49%
                    1993                     11.47%
                    1994                     -4.03%
                    1995                     15.07%
                    1996                      4.49%
                    1997                      9.39%
                    1998                      6.32%
                    1999                     -2.61%
                    2000                      9.83%

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
3.07%     (6/30/01)

BEST QUARTER
5.50%     1ST QTR. 1995

WORST QUARTER
-4.63%    1ST QTR. 1994

USAA NATIONAL TAX-
EXEMPT FUNDS - 4

The table below shows how the Intermediate-Term Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                       LIFE OF
                                     PAST        PAST       PAST        FUND
                                    1 YEAR      5 YEARS   10 YEARS    03/19/82
     --------------------------------------------------------------------------
        Intermediate-Term Fund        9.83%       5.39%      6.79%       8.44%
     --------------------------------------------------------------------------
        Lipper Intermediate Municipal
        Debt Fund Index*              8.67%       4.80%      6.09%        N/A
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**       11.68%       5.84%      7.32%       9.96%+
     ==========================================================================

     * THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF FIVE TO TEN YEARS.

    ** THE LEHMAN  BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK OF
       TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

     + THE  PERFORMANCE  OF THE LEHMAN  BROTHERS  MUNICIPAL  BOND FUND INDEX IS
       CALCULATED AT THE END OF THE MONTH, FEBRUARY 28, 1982, WHILE THE FUND'S INCEPTION DATE IS MARCH 19, 1982. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.

SHORT-TERM FUND

[SIDE BAR]
                CALENDAR YEAR             TOTAL RETURN
                    1991                      7.70%
                    1992                      5.96%
                    1993                      5.52%
                    1994                       .82%
                    1995                      8.11%
                    1996                      4.44%
                    1997                      5.85%
                    1998                      4.95%
                    1999                      1.64%
                    2000                      6.03%

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
3.08%     (6/30/01)

BEST QUARTER
 2.57%    1ST QTR. 1995

WORST QUARTER
-1.05%    1ST QTR. 1994

                                                                 5 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

The table below, shows how the Short-Term Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                           AVERAGE ANNUAL TOTAL RETURNS
                  (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                        LIFE OF
                                      PAST        PAST       PAST        FUND
                                     1 YEAR      5 YEARS   10 YEARS    03/19/82
     --------------------------------------------------------------------------
        Short-Term Fund                6.03%      4.57%      5.08%       6.04%
     --------------------------------------------------------------------------
        Lipper Short Municipal
        Debt Fund Index*               4.94%      4.02%       N/A         N/A
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**        11.68%      5.84%      7.32%       9.96%+
     ==========================================================================

     * THE LIPPER SHORT MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 10 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT INVEST IN MUNICIPAL DEBT ISSUES WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF LESS THAN THREE YEARS.

    ** THE LEHMAN  BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK OF
       TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

     + THE  PERFORMANCE  OF THE LEHMAN  BROTHERS  MUNICIPAL  BOND FUND INDEX IS
       CALCULATED AT THE END OF THE MONTH, FEBRUARY 28, 1982, WHILE THE FUND'S INCEPTION DATE IS MARCH 19, 1982. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.

TAX EXEMPT MONEY MARKET FUND

[SIDE BAR]
                CALENDAR YEAR             TOTAL RETURN
                    1991                      4.80%
                    1992                      3.12%
                    1993                      2.38%
                    1994                      2.64%
                    1995                      3.70%
                    1996                      3.34%
                    1997                      3.46%
                    1998                      3.37%
                    1999                      3.15%
                    2000                      3.89%

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
1.59%     (6/30/01)

BEST QUARTER
1.31%     1ST QTR. 1991

WORST QUARTER
 .54%     1ST QTR. 1994

USAA NATIONAL TAX-
EXEMPT FUNDS - 6

The table below shows the Tax Exempt Money Market Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                      LIFE OF
                                      PAST      PAST        PAST       FUND
                                     1 YEAR    5 YEARS    10 YEARS    2/06/84
     --------------------------------------------------------------------------
           Tax Exempt Money
           Market Fund                3.89%     3.44%       3.38%      4.24%
     ==========================================================================

YIELD

All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUNDS SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

LONG-, INTERMEDIATE-, AND SHORT-TERM FUNDS

The Long-, Intermediate-, and Short-Term Funds may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Funds' 30-day yields for the period ended December 31, 2000, were as follows:

                       -----------------------------------------
                         Long-Term Fund                   5.21%
                         Intermediate-Term Fund           4.76%
                         Short-Term Fund                  4.38%
                       -----------------------------------------

TAX EXEMPT MONEY MARKET FUND

The Tax Exempt Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or a tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2000, was 4.50%.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal income tax rate and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36%, the Funds' tax-equivalent yields for the period ended December 31, 2000, would be as follows:

                                                                TAX-EQUIVALENT
                                                     YIELD           YIELD
     --------------------------------------------------------------------------
       Long-Term Fund (30 day)                       5.21%           8.14%
       Intermediate-Term Fund (30 day)               4.76%           7.44%
       Short-Term Fund (30 day)                      4.38%           6.84%
       Tax Exempt Money Market Fund (7 day)          4.50%           7.03%

                                                                 7 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------
Using the example, to exceed the 30-day yield of the Long-Term Fund on an after-tax basis, you must find a fully taxable investment that yields more than 8.14%. Likewise, to exceed the 7-day yield of the Tax Exempt Money Market Fund, you must find a fully taxable investment that yields more than 7.03%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 29.

CURRENT PRICE AND TOTAL RETURN INFORMATION

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds, through our usaa.com Internet Web site once you established Internet access. See page 17 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. PresS 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

[SIDE BAR]
FUND NUMBER
LONG-TERM               43
INTERMEDIATE-TERM       44
SHORT-TERM              45
TAX EXEMPT MONEY MARKET 46

TICKER SYMBOL
LONG-TERM FUND
USTEX
INTERMEDIATE-TERM FUND
USATX
SHORT-TERM FUND
USSTX
TAX EXEMPT MONEY
MARKET FUND
USEXX

NEWSPAPER SYMBOL
LONG-TERM FUND
TxELT
INTERMEDIATE-TERM FUND
TxElt
SHORT-TERM FUND
TxESh

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in these Funds.

SHAREHOLDER TRANSACTION EXPENSES - DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agency fees. The figures below show actual expenses during the past fiscal year ended March 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

                     MANAGEMENT    DISTRIBUTION     OTHER       TOTAL ANNUAL
                       FEES        (12b-1) FEES    EXPENSES  OPERATING EXPENSES
-------------------------------------------------------------------------------
Long-Term Fund          .28%          None          .23%           .51%
Intermediate-Term
Fund                    .28%          None          .23%           .51%
Short-Term Fund         .28%          None          .24%           .52%

Tax Exempt
Money Market Fund       .28%          None          .19%           .47%

[SIDE BAR]
     12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

USAA NATIONAL TAX-
EXEMPT FUNDS - 8

                                1 YEAR    3 YEARS      5 YEARS     10 YEARS
     --------------------------------------------------------------------------
       Long-Term Fund             $52       $164        $285         $640
       Intermediate-Term Fund     $52       $164        $285         $640
       Short-Term Fund            $53       $167        $291         $653
       Tax Exempt Money
       Market Fund                $48       $151        $263         $591

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Q    WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

A Each Fund's principal strategy is the investment of its assets in securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes, but may be subject to state and local taxes.

     These securities include municipal debt obligations that have been issued by states and their political subdivisions, and duly constituted state and local authorities and corporations as well as securities issued by certain U.S. territories or possessions, such as Puerto Rico, the Virgin Islands, and Guam. Tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities.

Q    WHAT TYPES  OF TAX-EXEMPT  SECURITIES  WILL  BE  INCLUDED  IN  EACH FUND'S
     PORTFOLIO?

A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *  INDUSTRIAL   DEVELOPMENT  BONDS  issued  by  or  on  behalf  of  public authorities to obtain funds for privately operated facilities; and

     *  SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

                                                                 9 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

Q WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

[EXCLAMATION POINT]
        CREDIT RISK. The bonds in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

        When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
        (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

[EXCLAMATION POINT]
        MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q    WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

[EXCLAMATION POINT]
        CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

        Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

        Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

[EXCLAMATION POINT]
        STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar

USAA NATIONAL TAX-
EXEMPT FUNDS - 10
        guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Q WHAT ARE THE DIFFERENCES BETWEEN THE LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS?

A The differences in the Funds are in the average weighted maturities of all the securities in the portfolios. Generally, the longer the maturity, the higher the yield and the greater the price volatility.

                                    MATURITY LIMITS

                                                    PORTFOLIO WEIGHTED
                     FUND                                 AVERAGE
                  -----------------------------------------------------
                  Long-Term                          10 years or more
                  Intermediate-Term                  3-10 years
                  Short-Term                         3 years or less

     Within these limitations, a Fund may purchase individual securities with stated maturities greater than the Fund's weighted average maturity limits. In determining a security's maturity for purposes of calculating a Fund's average maturity, estimates of the expected time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturities of these Funds' portfolios, see INVESTMENT POLICIES in the statement of additional information.

Q    ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

A Each Fund is considered diversified under the federal securities laws. With respect to the Long-Term Fund, the Intermediate-Term Fund, and the Short-Term Fund, this means that we will not invest more than 5% in any one issuer with respect to 75% of the Funds' assets. With respect to the remaining 25% of the Funds' assets, we could invest more than 5% in any one, or more, issuers.

     With respect to the Tax Exempt Money Market Fund, we will not generally invest more than 5% of the Fund's assets in any one or more issuers. Also, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.

                                                                11 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

Q    DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

Q WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAXES?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

Q WILL INCOME FROM THE FUNDS BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR INDIVIDUALS?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

LONG-, INTERMEDIATE-, AND SHORT-TERM FUNDS

Q    WHAT IS THE CREDIT QUALITY OF THE FUNDS' INVESTMENTS?

A Under normal market conditions, we will invest each Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for a Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

USAA NATIONAL TAX-
EXEMPT FUNDS - 12

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Funds' statement of additional information.

Q WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

A We will determine whether it is in the best interest of a Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce a Fund's holdings in such securities to 5% or less of a Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

TAX EXEMPT MONEY MARKET FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
        instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated or

     *  unrated but determined by us to be of comparable quality

     In addition, we must consider whether a particular investment presents minimal credit risk.

Q    WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

A    Current NRSROs include:

     *  Moody's Investors Service
     *  Standard & Poor's Ratings Group
     *  Fitch, Inc.

Q    WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

                                                                13 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk. The Fund has also purchased insurance to protect against defaults. This insurance is subject to deductibles and dollar limits.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

[SIDE BAR]
     DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITs MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 27.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT MANAGEMENT COMPANY
APPROXIMATELY $41 BILLION

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Funds' portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Directors. For our services, the Funds pay us an annual fee. The fee, which is accrued daily and paid monthly, is computed as a percentage of average net assets. The fee for each Fund was computed and paid at twenty-eight one-hundredths of one percent (.28%) of average net assets for the fiscal year ended March 31, 2001.

Beginning with the month ending July 31, 2002, the investment management fee for each of the Long-, Intermediate-, and Short-Term Funds will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper General Municipal Debt Fund Index, Intermediate Municipal Debt Fund Index, and Short Municipal Debt Fund Index, respectively. The base fee for each Fund will be computed and paid as reference above. The performance adjustment will be calculated monthly by comparing each Fund's performance to that of its RESPECTIVE LIPPER INDEX over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve month period. A new month

[SIDE BAR]
LIPPER INDEX
LONG-TERM FUND - GENERAL MUNICIPAL DEBT FUND INDEX

INTERMEDIATE-TERM FUND - INTERMEDIATE MUNICIPAL DEBT FUND INDEX

SHORT-TERM FUND - SHORT MUNICIPAL DEBT FUND INDEX

USAA NATIONAL TAX-
EXEMPT FUNDS - 14
will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS)1                     (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS

        +/-20 to 50                                          +/-4
        +/-51 to 100                                         +/-5
     +/-101 and greater                                      +/-6

---------------------
   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services for the Funds.

PORTFOLIO MANAGERS

LONG-TERM FUND

Robert R. Pariseau, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since November 1999. He has 17 years' investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

INTERMEDIATE-TERM AND SHORT-TERM FUNDS

Clifford A. Gladson, CFA, vice president of Mutual Fund Portfolios, has managed the Funds since April 1993 and April 1994, respectively. He has 14 years' investment management experience and has worked for us for 11 years. Mr. Gladson earned the Chartered Financial Analyst designation in 1990 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MS from the University of Wisconsin, Milwaukee and a BS from Marquette University.

TAX EXEMPT MONEY MARKET FUND

Anthony M. Era, Jr., assistant vice president of Money Market Funds, has managed the Fund since February 2000. He has 14 years' investment management experience and has worked for us for 13 years. Mr. Era is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the Bank and Financial Analysts of New York. He holds a Master's Degree in Finance from the University of Texas at San Antonio and a BA from Creighton University, Omaha, Nebraska.

                                                                15 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

USING MUTUAL FUNDS
     IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Long-Term Fund and the Tax Exempt Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

USAA'S FAMILY OF FUNDS

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation funds on page 30. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA asset strategy fund, the USAA family of funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 30 for a complete list of the USAA family of no-load mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment as described below on the Internet, by mail, in person, bank wire, or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

USAA NATIONAL TAX-
EXEMPT FUNDS - 16

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
   * $3,000

ADDITIONAL MINIMUM PURCHASES

   * $50 per transaction, per account. (Except on transfers from brokerage accounts into the Tax Exempt Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

HOW TO PURCHASE BY...

INTERNET ACCESS - USAA.COM

   * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

MAIL

   * To open an account, send your application and check to:

                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   * To add to your  account,  send  your  check  and the  deposit  stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288

                                                                17 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

IN PERSON

   * To open an account, bring your application and check to our San Antonio investment sales and service office at:

                  USAA Federal Savings Bank
                  10750 Robert F. McDermott Freeway
                  San Antonio, TX 78288

BANK WIRE

   * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

                  State Street Bank and Trust Company
                  Boston, MA 02101
                  ABA#011000028
                  Attn: USAA Tax Exempt Fund Name
                  USAA Account Number: 69384998
                  Shareholder(s) Name(s) _____________________________
                  Shareholder(s) Mutual Fund Account No._______________

ELECTRONIC FUNDS TRANSFER (EFT)

   * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

   * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

   * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

   * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

USAA NATIONAL TAX-
EXEMPT FUNDS - 18

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)
   * Access our Internet Web site at usaa.com.

   * Send your written instructions to:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   * Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

   * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

   * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

   * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

CHECKWRITING

   * Checks can be issued for the Short-Term Fund and Tax Exempt Money Market Fund accounts. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                 USAA Shareholder Account Services
                 9800 Fredericksburg Road
                 San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account. Remember, writing a check on your Short-Term Fund results in a taxable event and is therefore reportable for federal tax purposes.

                                                                19 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

USAA BROKERAGE SERVICES

   o Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT
        PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

Each Fund reserves the right to:

*  reject purchase or exchange orders when in the best interest of the Fund

* limit or discontinue the offering of shares of the Fund without notice to the shareholders

* impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long- term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

* require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

*  redeem an account with less than 50 full shares, with certain limitations

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined.

USAA NATIONAL TAX-
EXEMPT FUNDS - 20

The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 19.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                               NUMBER OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

Securities of the Long-Term, Intermediate-Term, and Short-Term Funds are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the Tax Exempt Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Ordinarily, any net capital gain distribution will be paid in December. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

                                                                21 - PROSPECTUS

USAA NATIONAL TAX-EXEMPT FUNDS
-------------------------------------------------------------------------------

[SIDE BAR]
     INCOME DIVIDENDS PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in each Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Tax Exempt Funds (except the Tax Exempt Money Market Fund) will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of a Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

FEDERAL TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 12, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING

Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

   * fails to furnish the Fund with a correct tax identification number

   * underreports dividend or interest income or

   * fails to certify that he or she is not subject to withholding

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING

Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the year.

FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of these Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce expenses.

USAA NATIONAL TAX-
EXEMPT FUNDS - 22

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Funds' financial performance for the past five-years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

LONG-TERM FUND
                                       Year ended March 31,
                       --------------------------------------------------------------------
                          2001          2000           1999         1998           1997
                       --------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $     12.75   $     13.92   $     14.00   $     13.22    $     13.17
Net investment income          .74           .76           .76           .78            .79
Net realized and
 unrealized gain (loss)        .66         (1.17)         (.08)          .78            .05
Distributions from
   net investment
   income                     (.74)         (.76)         (.76)         (.78)          (.79)
                       --------------------------------------------------------------------
Net asset value at
   end of period       $     13.41   $     12.75   $     13.92   $     14.00    $     13.22
                       =====================================================================
Total return (%)*            11.35         (2.95)         4.98         12.04           6.51
Net assets at end
   of period (000)     $ 2,098,984   $ 1,935,892   $ 2,168,242   $ 2,042,525    $ 1,822,436
Ratio of expenses
   to average net
   assets (%)                  .36           .36           .36           .36            .37
Ratio of net
   investment income
   to average net
   assets (%)                 5.72          5.77          5.44          5.65           5.95
Portfolio turnover (%)       46.62         29.04         29.56         35.20          40.78

--------------------
* Assumes reinvestment of all dividend income distributions during the period.

                                                                23 - PROSPECTUS

FINANCIAL HIGHLIGHTS

INTERMEDIATE-TERM FUND

                                            Year ended March 31,
                       --------------------------------------------------------------------
                          2001          2000           1999         1998          1997
                       --------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $     12.58   $     13.39   $     13.38   $     12.77   $     12.77
Net investment income          .69           .69           .70           .71           .72
Net realized and
   unrealized
   gain (loss)                 .51          (.81)          .01           .61
Distributions from net
   investment income          (.69)         (.69)         (.70)         (.71)         (.72)
                       --------------------------------------------------------------------
Net asset value at end
   of period           $     13.09   $     12.58   $     13.39   $     13.38   $     12.77
                       ====================================================================
Total return (%)*             9.83          (.84)         5.42         10.59          5.80
Net assets at end of
   period (000)        $ 2,310,809   $ 2,123,310   $ 2,344,401   $ 2,039,505   $ 1,725,684
Ratio of expenses to
   average net assets (%)      .36           .36           .36           .37           .37
Ratio of net investment
   income to average
   net assets (%)             5.41          5.39          5.21          5.42          5.65
Portfolio turnover (%)        9.41         10.46         11.85          7.87         23.05

-----------------

* Assumes reinvestment of all dividend income distributions during the period.

USAA NATIONAL TAX-
EXEMPT FUNDS - 24

FINANCIAL HIGHLIGHTS

SHORT-TERM FUND

                                         Year ended March 31,
                       --------------------------------------------------------------------
                          2001          2000          1999          1998           1997
                       --------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $     10.46   $     10.72   $     10.74   $     10.57   $     10.57
Net investment income          .48           .47           .49           .49           .49
Net realized and
   unrealized
   gain (loss)                 .23          (.26)         (.02)          .17            -
Distribution from net
investment income             (.48)         (.47)         (.49)         (.49)         (.49)
                       --------------------------------------------------------------------
Net asset value at end
   of period           $     10.69   $     10.46   $     10.72   $     10.74   $     10.57
                       ====================================================================
Total return (%)*             7.00          2.05          4.46          6.35          4.70
Net assets at end
   of period (000)     $ 1,024,143   $   967,620   $ 1,033,560   $   970,805   $   804,897
Ratio of expenses
   to average net
   assets (%)                  .38           .38           .38           .39           .41
Ratio of net investment
   income to average
   net assets (%)             4.60          4.48          4.55          4.57          4.60
Portfolio turnover (%)       19.43         18.88          7.34          7.91         27.67

----------------------

* Assumes reinvestment of all dividend income distributions during the period.

                                                                25 - PROSPECTUS

FINANCIAL HIGHLIGHTS

TAX EXEMPT MONEY MARKET FUND

                                             Year ended March 31,

                       --------------------------------------------------------------------
                          2001          2000          1999           1998         1997
                       --------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $      1.00   $      1.00   $      1.00   $      1.00   $       1.00
Net investment income          .04           .03           .03           .03            .03
Distributions from net
   investment income          (.04)         (.03)         (.03)         (.03)          (.03)
                       --------------------------------------------------------------------
Net asset value at end
   of period           $      1.00   $      1.00   $      1.00   $      1.00   $       1.00
                       ====================================================================
Total return (%)*             3.88          3.27          3.26          3.48           3.30
Net assets at end of
    period (000)       $ 1,940,153   $ 1,863,214   $ 1,767,036   $ 1,631,785   $  1,565,634
Ratio of expenses to
   average net assets (%)      .38           .38           .38           .38            .39
ratio of net investment
   income to average
   net assets (%)             3.80          3.24          3.21          3.21           3.25

-----------------------------

* Assumes reinvestment of all dividend income distributions during the period.

USAA NATIONAL TAX-
EXEMPT FUNDS - 26

                                  APPENDIX A

     THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE ASSETS OF THE LONG-TERM FUND, INTERMEDIATE-TERM FUND, SHORT-TERM FUND AND TAX EXEMPT MONEY MARKET FUND (FUNDS) MAY BE INVESTED:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

     * These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     * Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

     * The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Long-Term, Intermediate-Term, and Short-Term Bond Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Tax Exempt Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments  commonly referred to
as  municipal  lease   obligations,   including   leases  and  certificates  of
participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

                                                                27 - PROSPECTUS

ILLIQUID SECURITIES

We may invest up to 15% of the Long-Term, Intermediate-Term, and Short-Term Funds' net assets and up to 10% of the Tax Exempt Money Market Fund's net
assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

USAA NATIONAL TAX-
EXEMPT FUNDS - 28

                                  APPENDIX B

TAXABLE-EQUIVALENT YIELD TABLE

Assuming a Federal
Marginal Tax Rate of:    27.5%         30.5%          35.5%         39.1%

To Match a
Tax-Free Yield of:      A Fully Taxable Investment Would Have to Pay You:

     ==========================================================================
        2.00%            2.76%         2.88%          3.10%         3.28%
     --------------------------------------------------------------------------
        2.50%            3.45%         3.60%          3.88%         4.11%
     --------------------------------------------------------------------------
        3.00%            4.14%         4.32%          4.65%         4.93%
     --------------------------------------------------------------------------
        3.50%            4.83%         5.04%          5.43%         5.75%
     --------------------------------------------------------------------------
        4.00%            5.52%         5.76%          6.20%         6.57%
     --------------------------------------------------------------------------
        4.50%            6.21%         6.47%          6.98%         7.39%
     --------------------------------------------------------------------------
        5.00%            6.90%         7.19%          7.75%         8.21%
     --------------------------------------------------------------------------
        5.50%            7.59%         7.91%          8.53%         9.03%
     --------------------------------------------------------------------------
        6.00%            8.28%         8.63%          9.30%         9.85%
     --------------------------------------------------------------------------
        6.50%            8.97%         9.35%         10.08%        10.67%
     --------------------------------------------------------------------------
        7.00%            9.66%        10.07%         10.85%        11.49%
     ==========================================================================

----------------------------

THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                                                29 - PROSPECTUS

                                  APPENDIX C


USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


       ------------------------                   ------------------------
       ASSET ALLOCATION FUNDS                           INDEX FUNDS
       ------------------------                   ------------------------
          Balanced Strategy                        Extended Market Index
         Cornerstone Strategy                       Global Titans Index
       Growth and Tax Strategy                        Nasdaq-100 Index
           Growth Strategy                             S&P 500 Index
           Income Strategy


      -------------------                         ---------------------
        EQUITY FUNDS                              TAX EXEMPT BOND FUNDS
      -------------------                         ---------------------
       Aggressive Growth                              Long-Term
         Capital Growth                           Intermediate-Term
        Emerging Markets                              Short-Term
       First Start Growth                          State Bond/Income
             Gold
            Growth
        Growth & Income                           ------------------------
          Income Stock                                TAXABLE BOND FUNDS
         International                            ------------------------
      Science & Technology                                  GNMA
        Small Cap Stock                           High-Yield Opportunities
    Value (eff. August 3, 2001)                            Income
          World Growth                             Intermediate-Term Bond
                                                       Short-Term Bond


                                                      ------------------
                                                      MONEY MARKET FUNDS
                                                      ------------------
                                                          Money Market
                                                    Tax Exempt Money Market
                                                  Treasury Money Market Trust
                                                       State Money Market

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEX(SM)" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

USAA NATIONAL TAX-
EXEMPT FUNDS - 30

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

     ----------------------------------------------------------------------
        INVESTMENT ADVISER, ADMINISTRATOR, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ----------------------------------------------------------------------
                                 TRANSFER AGENT
                       USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ----------------------------------------------------------------------
                                   CUSTODIAN
                      State Street Bank and Trust Company
                                 P.O. Box 1713
                          Boston, Massachusetts 02105

     ----------------------------------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                       Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.

     ----------------------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7200)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)

     ----------------------------------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)

     ----------------------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)

     ----------------------------------------------------------------------
                                INTERNET ACCESS
                                    usaa.com


                    INVESTMENT COMPANY ACT FILE NO. 811-3333

                                     Part A



                               Prospectus for the

                               California Bond and

                          California Money Market Funds

                                                                 PROSPECTUS
                                                                 AUGUST 1, 2001

USAA CALIFORNIA FUNDS

                           (USAA CALIFORNIA BOND FUND
                     AND USAA CALIFORNIA MONEY MARKET FUND)

TABLE OF CONTENTS
------------------------------------------------------------------
What Are Each Fund's Investment
Objectives and Main Strategies?                                 2
------------------------------------------------------------------
What Are the Main Risks of Investing in These Funds?            2
------------------------------------------------------------------
Could the Value of Your Investment
in These Funds Fluctuate?                                       3
------------------------------------------------------------------
Fees and Expenses                                               6
------------------------------------------------------------------
Fund Investments                                                7
------------------------------------------------------------------
Fund Management                                                13
------------------------------------------------------------------
Using Mutual Funds in an Investment Program                    14
------------------------------------------------------------------
How to Invest                                                  15
------------------------------------------------------------------
How to Redeem                                                  17
------------------------------------------------------------------
Important Information About Purchases and Redemptions          18
------------------------------------------------------------------
Exchanges                                                      19
------------------------------------------------------------------
Shareholder Information                                        20
------------------------------------------------------------------
Financial Highlights                                           23
------------------------------------------------------------------
Appendix A                                                     25
------------------------------------------------------------------
Appendix B                                                     27
------------------------------------------------------------------
Appendix C                                                     28
------------------------------------------------------------------

SHARES OF THE CALIFORNIA FUNDS ARE OFFERED ONLY TO CALIFORNIA RESIDENTS. THE DELIVERY OF THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SHARES OF THE CALIFORNIA FUNDS MAY NOT LAWFULLY BE MADE.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF EITHER OF THESE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing California investors with a high level of current interest income that is exempt from federal and California State income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The  CALIFORNIA  BOND FUND  invests  primarily in  long-term   investment-grade
California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

The CALIFORNIA MONEY MARKET FUND invests in high-quality California tax-exempt securities with maturities of 397 days or less.

Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 7 for more information.

WHAT ARE THE MAIN RISKS
     OF INVESTING IN THESE FUNDS?

The two main risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

The credit and market risks may be magnified because each Fund concentrates in California tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the California Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the California Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The California Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

USAA CALIFORNIA
   FUNDS - 2

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the California Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

Look for this symbol ! throughout the prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

COULD THE VALUE OF YOUR INVESTMENT
      IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the California Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the California Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the California Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year for each full calendar year over the past ten years.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

CALIFORNIA BOND FUND

[SIDE BAR]
                    CALENDAR YEAR       TOTAL RETURN
                         1991                10.90%
                         1992                 8.29%
                         1993                12.74%
                         1994                -9.32%
                         1995                21.85%
                         1996                 5.39%
                         1997                10.33%
                         1998                 6.89%
                         1999                -5.22%
                         2000                14.35%

[SIDE BAR]
6-MONTH YTS TOTAL RETURN
 .36%     (6/30/01)

BEST QUARTER
9.55%     1ST QTR. 1995

WORST QUARTER
-7.06%    1ST QTR. 1994

                                                                 3 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

The table below shows how the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                    LIFE OF
                                     PAST       PAST       PAST      FUND
                                    1 YEAR     5 YEARS   10 YEARS   08/01/89
     --------------------------------------------------------------------------
        California Bond Fund           14.35%    6.14%     7.26%     7.19%
     --------------------------------------------------------------------------
        Lipper California Municipal
        Debt Fund Index*               12.96%    5.46%     6.89%     6.78%+
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**         11.68%    5.84%     7.32%     7.28%+
     ==========================================================================

        * THE LIPPER CALIFORNIA MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT LIMIT THEIR ASSETS TO THOSE SECURITIES THAT ARE EXEMPT FROM TAXATION IN THE STATE OF CALIFORNIA.

        + THE PERFORMANCE OF THE LIPPER CALIFORNIA MUNICIPAL DEBT FUND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS CALCULATED AT THE END OF THE MONTH, JULY 31, 1989, WHILE THE FUND'S INCEPTION DATE IS AUGUST 31, 1989. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.

        ** THE LEHMAN BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK
           OF TOTAL RETURN PERFORMANCE FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET.

CALIFORNIA MONEY MARKET FUND

[SIDE BAR]
                    CALENDAR YEAR         TOTAL RETURN
                         1991                4.39%
                         1992                2.91%
                         1993                2.26%
                         1994                2.58%
                         1995                3.64%
                         1996                3.27%
                         1997                3.35%
                         1998                3.17%
                         1999                2.82%
                         2000                3.34%

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
1.42%     (6/30/01)

BEST QUARTER
1.15%     1ST QTR. 1991

WORST QUARTER
 .51%      1ST QTR. 1994

USAA CALIFORNIA
   FUNDS - 4

The following table shows the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

        =======================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                      LIFE OF
                                      PAST      PAST       PAST        FUND
                                     1 YEAR    5 YEARS   10 YEARS    08/01/89
        -----------------------------------------------------------------------
           California Money
           Market Fund                3.34%     3.19%      3.17%       3.48%
        =======================================================================

YIELD

All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

CALIFORNIA BOND FUND

The California Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2000, was 4.68%.

CALIFORNIA MONEY MARKET FUND

The California Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2000, was 3.91%.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and California marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state marginal tax rate of 9.30%, the Effective Marginal Tax Rate would be 41.95%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2000, would be as follows:

                                                                TAX-EQUIVALENT
                                                      YIELD          YIELD
    --------------------------------------------------------------------------
     California Bond Fund (30 day)                    4.68%          8.07%
     California Money Market Fund (7 day)             3.91%          6.74%

                                                                 5 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

Using the example, to exceed the 30-day yield of the California Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 8.07%. Likewise, to exceed the 7-day yield of the California Money Market Fund, you must find a fully taxable investment that yields more than 6.74%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 27.

CURRENT PRICE AND TOTAL RETURN INFORMATION

[SIDE BAR]
FUND NUMBER
CALIFORNIA BOND FUND  60
CALIFORNIA MONEY
MARKET FUND           61

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds, through our usaa.com Internet Web site once you established Internet access. See page 16 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press FUND NUMBER of the Fund you would like to receive information on followed by the pound sign(#) when asked for a fund code.

[SIDE BAR]
TICKER SYMBOL
CALIFORNIA BOND FUND
USCBX

CALIFORNIA MONEY
MARKET FUND
UCAXX

NEWSPAPER SYMBOL
CALIFORNIA BOND FUND
CA Bd

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the symbol "CA Bd" for the California Bond Fund. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Funds.

SHAREHOLDER TRANSACTION EXPENSES - DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES - INDIRECT COSTS

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agency fees. The figures on the next page show actual expenses during the past fiscal year ended March 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

                      MANAGEMENT    DISTRIBUTION    OTHER      TOTAL ANNUAL
                         FEES       (12b-1) FEES   EXPENSES  OPERATING EXPENSES
-------------------------------------------------------------------------------
 California Bond Fund     .31%          None         .24%           .55%
 California Money
 Market Fund              .31%          None         .20%           .51%

[SIDE BAR]
     12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                                   1 YEAR    3 YEARS      5 YEARS     10 YEARS
      -------------------------------------------------------------------------
       California Bond Fund          $56       $176        $307         $689
       California Money
       Market Fund                   $52       $164        $285         $640

USAA CALIFORNIA
   FUNDS - 6

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Q    WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

A Each Fund's principal strategy is the investment of its assets in securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes and is exempt from California State income taxes.

     These securities include municipal debt obligations that have been issued by California and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as California tax-exempt securities. California tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the California Legislature has granted an exemption from state personal income taxes for most California municipal securities.

Q    WHAT TYPES  OF TAX-EXEMPT  SECURITIES  WILL BE  INCLUDED  IN  EACH  FUND'S
     PORTFOLIO?

A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *  INDUSTRIAL   DEVELOPMENT  BONDS  issued  by  or  on  behalf  of  public authorities to obtain funds for privately operated facilities; and

     *  SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and California State taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

Q WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

[EXCLAMATION POINT]
        CREDIT RISK. The bonds in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by

                                                                 7 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

        investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

        When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
        (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

[EXCLAMATION POINT]
        MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q    WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

[EXCLAMATION POINT]
        CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

        Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

        Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

        [EXCLAMATION POINT]
        STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a

USAA CALIFORNIA
   FUNDS - 8
        synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Tax-Exempt Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Q WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN CALIFORNIA TAX-EXEMPT SECURITIES?

A During normal market conditions, at least 80% of each Fund's net assets will consist of California tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to California tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

Q    ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

A Each Fund is considered diversified under the federal securities laws. This means we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of California tax-exempt securities.

     With respect to the California Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.

Q WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

A [EXCLAMATION POINT] The Funds are subject to credit and market risks, as previously described, which could be magnified by the Funds' concentration in California issues. California tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of California issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within California to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

                                                                 9 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

     An investment in the California Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for California tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that impact critical industries or large employers or that weaken real estate prices.

     *  Reductions in federal or state financial aid.

     *  Imbalance   in  the  supply  and  demand  for  the  state's   municipal
        securities.

     * Developments that may change the tax treatment of California tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other considerations affecting the Funds' investments in California tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

Q    DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

Q WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAXES?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will be exempt from California State income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

USAA CALIFORNIA
  FUNDS - 10

Q WILL INCOME FROM THE FUNDS BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR INDIVIDUALS?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

CALIFORNIA BOND FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

Q    WHAT HAPPENS IF THE RATING OF  A SECURITY IS  DOWNGRADED  BELOW INVESTMENT
     GRADE?

A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

                                                                 11 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

Q    WHAT IS THE FUND'S AVERAGE PORTFOLIO MATURITY AND HOW IS IT CALCULATED?

A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

CALIFORNIA MONEY MARKET FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
        instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated or

     *  unrated but determined by us to be of comparable quality

     In addition, we must consider whether a particular investment presents minimal credit risk.

Q    WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

A    Current NRSROs include:

     *   Moody's Investors Service
     *   Standard & Poor's Ratings Group
     *   Fitch, Inc.

Q    WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal

USAA CALIFORNIA
  FUNDS - 12
     credit risk. The Fund has also purchased insurance to protect against defaults. This insurance is subject to deductibles and dollar limits.

[SIDE BAR]
     DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 25.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT
MANAGEMENT COMPANY
APPROXIMATELY $41 BILLION

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Funds' portfolios (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 2001, were equal to .32% of average net assets for the California Bond Fund and
 .31% of average net assets for the California Money Market Fund.

Begining with the month ending July 31, 2002, the investment management fee for the California Bond Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper California Municipal Debt Fund Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the LIPPER INDEX over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

[SIDE BAR]
LIPPER INDEX
LIPPER CALIFORNIA MUNICIPAL
DEBT FUND INDEX

                                                                13 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS)1                     (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS

        +/-20 to 50                                          +/-4
        +/-51 to 100                                         +/-5
     +/-101 and greater                                      +/-6

---------------------
   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

In addition to providing investment management services, we also provide administration, shareholder servicing and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services for the Funds.

PORTFOLIO MANAGERS

CALIFORNIA BOND FUND

Robert R. Pariseau, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 17 years' investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

CALIFORNIA MONEY MARKET FUND

Regina G. Shafer, CFA, assistant vice president of Money Market Funds, has managed the Fund since April 1999. She has six years' investment management experience and has worked for us for ten years. Ms. Shafer is a Certified Public Accountant and earned the Chartered Financial Analyst designation in 1998. She is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS
     IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USAA CALIFORNIA
  FUNDS - 14

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the California Bond Fund and the California Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

USAA'S FAMILY OF FUNDS

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation funds on page 28. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA asset strategy fund, the USAA family of funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 28 for a complete list of the USAA family of no-load mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment as described below on the Internet, by mail, in person, bank wire, or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. The Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

                                                                15 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in the Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

   * $3,000

ADDITIONAL MINIMUM PURCHASES

   * $50 per transaction, per account. (Except on transfers from brokerage accounts into the California Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

HOW TO PURCHASE BY...

INTERNET ACCESS - USAA.COM

   * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

MAIL

   * To open an account, send your application and check to:

                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   * To add to your  account,  send  your  check  and the  deposit  stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288

IN PERSON

   * To open an account, bring your application and check to our San Antonio investment sales and service office at:

                  USAA Federal Savings Bank
                  10750 Robert F. McDermott Freeway
                  San Antonio, TX 78288

BANK WIRE

   * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

                  State Street Bank and Trust Company
                  Boston, MA 02101
                  ABA#011000028
                  Attn: USAA California Fund Name
                  USAA Account Number: 69384998
                  Shareholder(s) Name(s) _____________________________
                  Shareholder(s) Mutual Fund Account No._______________

USAA CALIFORNIA
  FUNDS - 16

ELECTRONIC FUNDS TRANSFER (EFT)

   * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

   * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

   * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

   * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)
   * Access our Internet Web site at usaa.com.

   * Send your written instructions to:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

                                                                17 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

   * Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

   * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

   * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

   * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained:
(1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration.
Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

CHECKWRITING

* Checks can be issued for the California Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

              USAA Shareholder Account Services
              9800 Fredericksburg Road
              San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

USAA BROKERAGE SERVICES

   * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION ABOUT
     PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to

USAA CALIFORNIA
  FUNDS - 18

SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA);
(3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

Each Fund reserves the right to:

   * reject purchase or exchange orders when in the best interest of the Fund

   * limit or discontinue the offering of shares of the Fund without notice to the shareholders

   * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

   * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

   * redeem an account with less than 50 shares, with certain limitations

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only California residents may exchange into a California Fund. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 18.

                                                                19 - PROSPECTUS

USAA CALIFORNIA FUNDS
-------------------------------------------------------------------------------

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                               NUMBER OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

Securities of the California Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Fund's Board of Directors. In addition, securities with maturities of 60 days or less and all securities of the California Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Ordinarily, any net capital gain distribution will be paid in December. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in the Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the California Bond Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of the California Bond Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than California, we will mail a check for proceeds of income dividends to you monthly.

[SIDE BAR]
     INCOME DIVIDENDS PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

FEDERAL TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of

USAA CALIFORNIA
  FUNDS - 20
the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 10, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING

Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

   * fails to furnish the Fund with a correct tax identification number

   * underreports dividend or interest income or

   * fails to certify that he or she is not subject to withholding

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING

Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Funds during the preceding year.

CALIFORNIA TAXATION

The following is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

California law relating to the taxation of regulated investment companies was generally conformed to federal law effective January 1, 1998. Any portion of the dividends paid by the Funds and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California law including obligations of certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and Guam ("Tax-Exempt Obligations") will be exempt from California personal income tax (although not from the California franchise tax) if, as of the close of each quarter, at least 50% of the value of each Fund's assets consist of Tax-Exempt Obligations and the Funds designate the Tax-Exempt Obligations as exempt-interest dividends in a written notice mailed to the shareholders not later than 60 days after the close of the taxable year. To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal income tax (including, the alternative minimum tax) and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they have held their shares. If shares of the Funds that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.

                                                                21 - PROSPECTUS

With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Corporations subject to the California franchise tax that invest in the Funds will not be entitled to exclude California exempt-interest dividends from income. Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Funds, will not be deductible by the shareholder for California personal income tax purposes.

FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

USAA CALIFORNIA
  FUNDS - 22

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.

CALIFORNIA BOND FUND

                                          Year ended March 31,
                       --------------------------------------------------------
                          2001        2000       1999        1998        1997
                       --------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $   10.38   $   11.29  $   11.17   $   10.50   $   10.43
Net investment income        .56         .58        .59         .60         .61
Net realized and
   unrealized gain
   (loss)                    .65        (.91)       .12         .67         .07
Distributions from net
   investment income        (.56)       (.58)      (.59)       (.60)       (.61)
                       --------------------------------------------------------
Net asset value at end
   of period           $   11.03   $   10.38  $   11.29   $   11.17   $   10.50
                       ========================================================
Total return (%)*          12.05       (2.91)      6.46       12.33        6.60
Net assets at end of
   period (000)        $ 663,237   $ 576,707  $ 641,653   $ 533,747   $ 440,231
Ratio of expenses
   to average net
   assets (%)                .39         .39        .39         .40         .41
Ratio of net
   investment income
   to average net
   assets (%)               5.31        5.43       5.21        5.47        5.74
Portfolio turnover (%)     33.06       48.46       7.20       20.16       23.72
-------------

* Assumes reinvestment of all dividend income distributions during the period.

                                                                23 - PROSPECTUS

FINANCIAL HIGHLIGHTS


CALIFORNIA MONEY MARKET FUND

                                          Year ended March 31,
                       --------------------------------------------------------
                          2001       2000        1999       1998         1997
                       --------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $    1.00   $    1.00  $    1.00   $    1.00   $    1.00
Net investment income        .03         .03        .03         .03         .03
Distributions from net
   investment income        (.03)       (.03)      (.03)       (.03)       (.03)
                       --------------------------------------------------------
Net asset value at end
   of period           $    1.00   $    1.00  $    1.00   $    1.00   $    1.00
                       ========================================================
Total return (%)*           3.32        2.86       3.03        3.35        3.23
Net assets at end of
    period (000)       $ 445,247   $ 425,235  $ 439,208   $ 431,754   $ 341,128
Ratio of expenses to
   average net assets (%)    .42         .41        .42         .41         .45
Ratio of net investment
   income to average
   net assets (%)           3.26        2.83       2.99        3.30        3.19
-----------

* Assumes reinvestment of all dividend income distributions during the period.

USAA CALIFORNIA
  FUNDS - 24

                                   APPENDIX A

         THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES IN WHICH THE ASSETS OF THE CALIFORNIA FUNDS MAY BE INVESTED:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the California Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the California Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the California Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

* The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

*    Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments  commonly referred to
as  municipal  lease   obligations,   including   leases  and  certificates  of
participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

                                                                25 - PROSPECTUS

ILLIQUID SECURITIES

We may invest up to 15% of the California Bond Fund's net assets and up to 10% of the California Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

USAA CALIFORNIA
  FUNDS - 26

                                   APPENDIX B

TAXABLE-EQUIVALENT YIELD TABLE

COMBINED 2001 FEDERAL AND
CALIFORNIA STATE INCOME TAX RETURNS

Assuming a Federal
Marginal Tax Rate of:            27.5%       30.5%          35.5%      39.1%


and a State Rate of:              8.0%        9.3%           9.3%       9.3%


The Effective Marginal
Tax Rate Would be:             33.300%(a)  36.964% (b)    41.499%(c) 44.764%(d)

To Match a Double
Tax-Free Yield of:          A Fully Taxable Investment Would Have to Pay You:

                 ==============================================================
                      2.00%       3.00%      3.17%          3.42%      3.62%
                 --------------------------------------------------------------
                      2.50%       3.75%      3.97%          4.27%      4.53%
                 --------------------------------------------------------------
                      3.00%       4.50%      4.76%          5.13%      5.43%
                 --------------------------------------------------------------
                      3.50%       5.25%      5.55%          5.98%      6.34%
                 --------------------------------------------------------------
                      4.00%       6.00%      6.35%          6.84%      7.24%
                 --------------------------------------------------------------
                      4.50%       6.75%      7.14%          7.69%      8.15%
                 --------------------------------------------------------------
                      5.00%       7.50%      7.93%          8.55%      9.05%
                 --------------------------------------------------------------
                      5.50%       8.25%      8.73%          9.40%      9.96%
                 --------------------------------------------------------------
                      6.00%       9.00%      9.52%         10.26%     10.86%
                 --------------------------------------------------------------
                      6.50%       9.75%     10.31%         11.11%     11.77%
                 --------------------------------------------------------------
                      7.00%      10.49%     11.10%         11.97%     12.67%
                 ==============================================================

      --------------------

     (a) Federal Rate of 27.5% + (California State Rate of 8.0% x (1-27.5%))
     (b) Federal Rate of 30.5% + (California State Rate of 9.3% x (1-30.5%))
     (c) Federal Rate of 35.5% + (California State Rate of 9.3% x (1-35.5%))
     (d) Federal Rate of 39.1% + (California State Rate of 9.3% x (1-39.1%))

     THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

     THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

     FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

                                                                27 - PROSPECTUS

                                   APPENDIX C


USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


       ------------------------                   ------------------------
       ASSET ALLOCATION FUNDS                           INDEX FUNDS
       ------------------------                   ------------------------
          Balanced Strategy                        Extended Market Index
         Cornerstone Strategy                       Global Titans Index
       Growth and Tax Strategy                        Nasdaq-100 Index
           Growth Strategy                             S&P 500 Index
           Income Strategy


      -------------------                         ---------------------
        EQUITY FUNDS                              TAX EXEMPT BOND FUNDS
      -------------------                         ---------------------
       Aggressive Growth                              Long-Term
         Capital Growth                           Intermediate-Term
        Emerging Markets                              Short-Term
       First Start Growth                          State Bond/Income
             Gold
            Growth
        Growth & Income                           ------------------------
          Income Stock                                TAXABLE BOND FUNDS
         International                            ------------------------
      Science & Technology                                  GNMA
        Small Cap Stock                           High-Yield Opportunities
    Value (eff. August 3, 2001)                            Income
          World Growth                             Intermediate-Term Bond
                                                       Short-Term Bond


                                                      ------------------
                                                      MONEY MARKET FUNDS
                                                      ------------------
                                                          Money Market
                                                    Tax Exempt Money Market
                                                  Treasury Money Market Trust
                                                       State Money Market


FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

USAA CALIFORNIA
  FUNDS - 28

                                     NOTES

                                     NOTES

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

     ---------------------------------------------------------------------
        INVESTMENT ADVISER, ADMINISTRATOR, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                 TRANSFER AGENT
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                    CUSTODIAN
                       State Street Bank and Trust Company
                                 P.O. Box 1713
                           Boston, Massachusetts 02105

     ---------------------------------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                          Call toll free - Central Time
                        Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.

     ---------------------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7200)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)

     ---------------------------------------------------------------------
                        RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)

     ---------------------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)

     ---------------------------------------------------------------------

                                INTERNET ACCESS
                                    usaa.com

                    INVESTMENT COMPANY ACT FILE NO. 811-3333

                                     Part A


                               Prospectus for the

                                New York Bond and

                           New York Money Market Funds

                                                                    PROSPECTUS
                                                                 AUGUST 1, 2001

USAA NEW YORK FUNDS
                          (USAA NEW YORK BOND FUND AND
                        USAA NEW YORK MONEY MARKET FUND)

TABLE OF CONTENTS
-----------------------------------------------------------------
What Are Each Fund's Investment
Objectives and Main Strategies?                                 2
-----------------------------------------------------------------
What Are the Main Risks of Investing in These Funds?            2
-----------------------------------------------------------------
Could the Value of Your Investment
in These Funds Fluctuate?                                       3
-----------------------------------------------------------------
Fees and Expenses                                               6
-----------------------------------------------------------------
Fund Investments                                                7
-----------------------------------------------------------------
Fund Management                                                13
-----------------------------------------------------------------
Using Mutual Funds in an Investment Program                    14
-----------------------------------------------------------------
How to Invest                                                  15
-----------------------------------------------------------------
How to Redeem                                                  17
-----------------------------------------------------------------
Important Information About Purchases and Redemptions          18
-----------------------------------------------------------------
Exchanges                                                      19
-----------------------------------------------------------------
Shareholder Information                                        19
-----------------------------------------------------------------
Financial Highlights                                           22
-----------------------------------------------------------------
Appendix A                                                     24
-----------------------------------------------------------------
Appendix B                                                     26
-----------------------------------------------------------------
Appendix C                                                     28
-----------------------------------------------------------------

SHARES OF THE NEW YORK FUNDS ARE OFFERED ONLY TO NEW YORK RESIDENTS. THE DELIVERY OF THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SHARES OF THE NEW YORK FUNDS MAY NOT LAWFULLY BE MADE.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF EITHER OF THESE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The NEW YORK BOND FUND invests primarily in long-term investment-grade New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

The NEW YORK MONEY MARKET FUND  invests in  high-quality   New York  tax-exempt
securities with maturities of 397 days or less.

Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 7 for more information.

WHAT ARE THE MAIN RISKS
     OF INVESTING IN THESE FUNDS?

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

   * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

   * MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in New York tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the New York Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the New York Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The New York Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the New York Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

USAA NEW YORK FUNDS - 2

Look for this symbol ! throughout the prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

COULD THE VALUE OF YOUR INVESTMENT
     IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the New York Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the New York Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the New York Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The bar charts shown below illustrate the Funds' volatility and performance from year to year for each full calendar year since the Funds' inception.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

NEW YORK BOND FUND

[BAR CHART]
                    CALENDAR YEAR            TOTAL RETURN
                         1991*                    13.77%
                         1992                      8.96%
                         1993                     13.47%
                         1994                     -9.04%
                         1995                     18.07%
                         1996                      3.73%
                         1997                     10.64%
                         1998                      6.68%
                         1999                     -5.08%
                         2000                     14.86%

               * Fund began operations on October 15, 1990.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
2.67%     (6/30/01)

BEST QUARTER
 7.50%    1ST QTR. 1995

WORST QUARTER
-7.25%    1ST QTR. 1994

The table on the next page shows how the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indices. Remember, historical performance does not necessarily indicate what will happen in the future.

                                                                 3 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                      LIFE OF
                                    PAST        PAST       PAST        FUND
                                   1 YEAR      5 YEARS   10 YEARS    10/15/90
     --------------------------------------------------------------------------
        New York Bond Fund          14.86%       5.94%      7.26%       7.65%
     --------------------------------------------------------------------------
        Lipper New York Municipal
        Debt Fund Index*            12.16%       4.88%      6.82%       6.97%+
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**      11.68%       5.84%      7.32%       7.52%+
     ==========================================================================
     * THE LIPPER NEW YORK MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT LIMIT THEIR ASSETS TO THOSE SECURITIES THAT ARE EXEMPT FROM TAXATION IN NEW YORK STATE AND NEW YORK CITY.

     + THE PERFORMANCE OF THE LIPPER NEW YORK MUNICIPAL DEBT FUND INDEX AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS CALCULATED AT THE END OF THE MONTH, SEPTEMBER 30, 1990, WHILE THE FUND'S INCEPTION DATE IS OCTOBER 15, 1990. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE.

     ** THE LEHMAN BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED  BENCHMARK OF
        TOTAL  RETURN   PERFORMANCE   FOR  THE   LONG-TERM,   INVESTMENT-GRADE,
        TAX-EXEMPT BOND MARKET.

NEW YORK MONEY MARKET FUND

[BAR CHART]
                    CALENDAR YEAR            TOTAL RETURN
                         1991*                    4.16%
                         1992                     2.75%
                         1993                     2.01%
                         1994                     2.39%
                         1995                     3.59%
                         1996                     3.20%
                         1997                     3.28%
                         1998                     3.05%
                         1999                     2.85%
                         2000                     3.67%

               * Fund began operations on October 15, 1990.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
 1.46%    (6/30/01)

BEST QUARTER
 1.13%    1ST QTR. 1991

WORST QUARTER
  .46%    1ST QTR. 1994

The table below shows the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)

                                                                       LIFE OF
                                     PAST        PAST       PAST        FUND
                                    1 YEAR      5 YEARS   10 YEARS    10/15/90
     --------------------------------------------------------------------------
        New York
        Money Market Fund            3.67%       3.21%      3.09%       3.13%
     ==========================================================================

USAA NEW YORK FUNDS - 4

YIELD

All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUNDS SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

NEW YORK BOND FUND

The New York Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2000, was 4.66%.

NEW YORK MONEY MARKET FUND

The New York Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2000, was 4.10%.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and New York marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state and city marginal tax rate of 10.44%, the Effective Marginal Tax Rate would be 42.80%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2000, would be as follows:

                                                                TAX-EQUIVALENT
                                                     YIELD           YIELD
     --------------------------------------------------------------------------
       New York Bond Fund (30 day)                   4.66%           8.15%
       New York Money Market Fund (7 day)            4.10%           7.17%

Using the example, to exceed the 30-day yield of the New York Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 8.15%. Likewise, to exceed the 7-day yield of the New York Money Market Fund, you must find a fully taxable investment that yields more than 7.17%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 26.

[SIDE BAR]
FUND NUMBER
NEW YORK BOND FUND         62
NEW YORK
MONEY MARKET FUND          63

CURRENT PRICE AND TOTAL RETURN INFORMATION

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds, through our usaa.com Internet Web site once you established Internet access. See page 16 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

                                                                 5 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
[SIDE BAR]
TICKER SYMBOL
NEW YORK BOND FUND
USNYX

NEW YORK
MONEY MARKET FUND
UNYXX

NEWSPAPER SYMBOL
NEW YORK BOND FUND
NYBd

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Funds.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures, below show actual expenses before waivers, if any, during the past fiscal year ended March 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets (ANA).

[SIDE BAR]
     12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

                      MANAGEMENT   DISTRIBUTION    OTHER       TOTAL ANNUAL
                        FEES       (12b-1) FEES   EXPENSES  OPERATING EXPENSES
-------------------------------------------------------------------------------
 New York Bond Fund     .39%          None          .32%           .71%
 New York
 Money Market Fund      .39%          None          .28%           .67%*

--------------------

    * We have voluntarily agreed to limit the New York Money Market Fund's annual expenses to .60% of its ANA as shown below, excluding credits from fee offset arrangements, and will reimburse the Fund for all expenses in excess of that amount through July 31, 2002.

                                            REIMBURSEMENT
                                              FROM USAA         ACTUAL FUND
                          TOTAL ANNUAL        INVESTMENT     OPERATING EXPENSES
                         FUND OPERATING       MANAGEMENT            AFTER
                            EXPENSES           COMPANY         REIMBURSEMENT
-------------------------------------------------------------------------------
   New York
   Money Market Fund        .67%                 (.07)%              .60%

EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                                   1 YEAR    3 YEARS      5 YEARS     10 YEARS
-------------------------------------------------------------------------------
   New York Bond Fund               $73        $227        $395         $883
   New York Money Market Fund       $68        $214        $373         $835

USAA NEW YORK FUNDS - 6

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Q    WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

A    Each  Fund's  principal  strategy  is  the  investment  of its  assets  in securities issued by New York State, its political subdivisions, municipalities and public authorities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.

     These securities include municipal debt obligations that have been issued by New York and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as New York tax-exempt securities. New York tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the New York Legislature has granted an exemption from state and city personal income taxes for most New York municipal securities.

Q    WHAT TYPES  OF  TAX-EXEMPT  SECURITIES  WILL  BE  INCLUDED  IN EACH FUND'S
     PORTFOLIO?

A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power;

     * LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *  INDUSTRIAL   DEVELOPMENT  BONDS  issued  by  or  on  behalf  of  public authorities to obtain funds for privately operated facilities; and

     *  SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.

As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and New York State and New York City personal income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

                                                                 7 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

Q WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

[EXCLAMATION MARK]
        CREDIT RISK. The bonds in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

        When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
        (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

[EXCLAMATION MARK]
        MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q    WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

[EXCLAMATION MARK]
        CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

        Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

        Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

[EXCLAMATION MARK]
        STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or

USAA NEW YORK FUNDS - 8
        similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the New York Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Q WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN NEW YORK TAX-EXEMPT SECURITIES?

A During normal market conditions, at least 80% of each Fund's net assets will consist of New York tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to New York tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and New York State and City personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

Q    ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of New York tax-exempt securities.

     With respect to the New York Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.

Q WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

A [EXCLAMATION POINT] The Funds are subject to credit and market risks, as previously described, which could be magnified by the Funds' concentration in New York issues. New York tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of New York issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within New York to a much greater degree than a more diversified national fund.

                                                                 9 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the New York Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for New York tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     *  Natural  or  other  disasters  such  as  floods,  storms,   hurricanes,
        droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that impact critical industries or large employers or that weaken real estate prices.

     *  Reductions in federal or state financial aid.

     *  Imbalance   in  the  supply  and  demand  for  the  state's   municipal
        securities.

     * Developments that may change the tax treatment of New York tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other  considerations   affecting  the  Funds'  investments  in  New  York
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

Q    DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

Q WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAXES?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will also be exempt from New York State and City personal income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

USAA NEW YORK FUNDS - 10

Q WILL INCOME FROM THE FUNDS BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR INDIVIDUALS?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

NEW YORK BOND FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by those rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

Q WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

Q    WHAT IS THE FUND'S AVERAGE PORTFOLIO MATURITY AND HOW IS IT CALCULATED?

A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

                                                                11 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
NEW YORK MONEY MARKET FUND

Q WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
        instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO

     * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated or

     *  unrated but determined by us to be of comparable quality

     In addition, we must consider whether a particular investment presents minimal credit risk.

Q    WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

A    Current NRSROs include:

       * Moody's Investors Service
       * Standard & Poor's Ratings Group
       * Fitch, Inc.

Q    WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk. The Fund has also purchased insurance to protect against defaults. This insurance is subject to deductibles and dollar limits.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

[SIDE BAR]
     DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

USAA NEW YORK FUNDS - 12

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 24.

FUND MANAGEMENT

USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT
MANAGEMENT COMPANY
APPROXIMATELY $41 BILLION

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Funds' portfolios (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 2001, were equal to .31% of average net assets for the New York Bond Fund and
 .31% of average net assets for the New York Money Market Fund.

[SIDE BAR]
LIPPER INDEX
LIPPER NEW YORK MUNICIPAL
DEBT FUND INDEX

Beginning with month ending July 31, 2002, the investment management fee for the New York Bond Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper New York Municipal Debt Fund Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing each Fund's performance to that of the LIPPER INDEX over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS)1                     (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS

        +/-20 to 50                                          +/-4
        +/-51 to 100                                         +/-5
     +/-101 and greater                                      +/-6

---------------------
   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

                                                                13 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services for the Funds.

PORTFOLIO MANAGERS

NEW YORK BOND FUND

Clifford A. Gladson, CFA, vice president of Mutual Fund Portfolios, has managed the Fund since November 1999. He has 13 years' investment management experience and has worked for us for ten years. Mr. Gladson earned the Chartered Financial Analyst designation in 1990 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MS from the University of Wisconsin, Milwaukee and a BS from Marquette University.

NEW YORK MONEY MARKET FUND

Regina G. Shafer, CFA, assistant vice president of Money Market Funds, has managed the Fund since November 1999. She has six years' investment management experience and has worked for us for ten years. Ms. Shafer is a Certified Public Accountant and earned the Chartered Financial Analyst designation in 1998. She is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS
     IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the New York Bond Fund and the New York Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

USAA NEW YORK FUNDS - 14

USAA'S FAMILY OF FUNDS

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation funds on page 28. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA asset strategy fund, the USAA family of funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 28 for a complete list of the USAA family of no-load mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment as described below on the Internet, by mail, in person, bank wire, or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE

 *   $3,000

ADDITIONAL MINIMUM PURCHASES

   * $50 per transaction, per account. (Except on transfers from brokerage accounts into the New York Money market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

15 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------
HOW TO PURCHASE BY...

INTERNET ACCESS - USAA.COM

   * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

MAIL

   * To open an account, send your application and check to:

                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   * To add to your  account,  send  your  check  and the  deposit  stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288

IN PERSON

   * To open an account, bring your application and check to our San Antonio investment sales and service office at:

                  USAA Federal Savings Bank
                  10750 Robert F. McDermott Freeway
                  San Antonio, TX 78288

BANK WIRE

   * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

                  State Street Bank and Trust Company
                  Boston, MA 02101
                  ABA#011000028
                  Attn: USAA New York Fund Name
                  USAA Account Number: 69384998
                  Shareholder(s) Name(s) _____________________________
                  Shareholder(s) Mutual Fund Account No._______________

ELECTRONIC FUNDS TRANSFER (EFT)

   * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

   * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

   * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA NEW YORK FUNDS - 16

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

   * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)
   * Access our Internet Web site at usaa.com.

   * Send your written instructions to:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

   * Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

   * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

   * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

   * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the

                                                                17 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

CHECKWRITING

  * Checks can be issued for your New York Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                      USAA Shareholder Account Services
                      9800 Fredericksburg Road
                      San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

USAA BROKERAGE SERVICES

  * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION
     ABOUT PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

Each Fund reserves the right to:

   * reject purchase or exchange orders when in the best interest of the Fund

   * limit or discontinue the offering of shares of the Fund without notice to the shareholders

   * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors);

USAA NEW YORK FUNDS - 18
     however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

   * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

   * redeem an account with less than 50 full shares, with certain limitations

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only New York residents may exchange into a New York Fund. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 17.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                               NUMBER OF SHARES
                                  OUTSTANDING

The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

                                                                19 - PROSPECTUS

USAA NEW YORK FUNDS
-------------------------------------------------------------------------------

Securities of the New York Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the New York Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Ordinarily, any net capital gain distribution will be paid in December. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in each Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the New York Bond Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of a New York Bond Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than New York, we will mail a check for proceeds of income dividends to you monthly.

[SIDE BAR]
     INCOME DIVIDENDS PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

FEDERAL TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal income tax or New York State and City personal income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 10, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING

Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*   fails to furnish the Fund with a correct tax identification number

*   underreports dividend or interest income or

*   fails to certify that he or she is not subject to withholding

USAA NEW YORK FUNDS - 20

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING

Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

NEW YORK TAXATION

The following is only a general summary of certain state and local tax considerations generally affecting shareholders and is not intended as a substitute for careful tax planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

Each Fund intends to satisfy such requirements of applicable New York law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York Municipal Obligations (including certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and
Guam) will be exempt from New York State and New York City personal income taxes, but not New York State corporate franchise tax or New York City general corporation tax. Investment in a Fund, however, may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Funds. For New York State and New York City personal income tax purposes, distributions of net long-term capital gains will be taxable at the same rates as ordinary income. Dividends and distributions derived from income (including capital gains on all New York Municipal Obligations) other than interest on qualifying New York Municipal Obligations are not exempt from New York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York State and New York City personal income tax purposes. You will receive an annual notification stating your portion of each Fund's tax-exempt income attributable to qualified New York Municipal Obligations.

FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

                                                                 21 -PROSPECTUS

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


NEW YORK BOND FUND

                                          Year ended March 31,
                       --------------------------------------------------------
                           2001       2000        1999        1998       1997
                       --------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $   10.79   $   11.66   $   11.62   $   10.94   $  10.95
Net investment income        .59         .61         .61         .63        .64
Net realized and
   unrealized
   gain (loss)               .79        (.87)        .04         .68       (.01)
Distributions from net
   investment income        (.59)       (.61)       (.61)       (.63)      (.64)
                       --------------------------------------------------------
Net asset value at end
of period              $   11.58   $   10.79   $   11.66   $   11.62   $  10.94
                       ========================================================
Total return (%)*          13.24       (2.20)       5.73       12.24       5.89
Net assets at end
of period (000)        $ 103,283   $  82,971   $  88,480   $  70,611   $ 58,035
Ratio of expenses
   to average net
   assets (%)                .50         .50         .50         .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)        .58         .57         .58         .61        .66
Ratio of net investment
   income to average
   net assets (%)           5.36        5.52        5.24        5.54       5.83
Portfolio Turnover (%)     13.87       31.77       27.64       49.49      41.42

--------

* Assumes reinvestment of all dividend income distributions during the period.

USAA NEW YORK FUNDS - 22

FINANCIAL HIGHLIGHTS


NEW YORK MONEY MARKET FUND

                                       Year ended March 31,
                       --------------------------------------------------------
                          2001        2000      1999     1998      1997
                       --------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $    1.00   $   1.00    $   1.00    $    1.00   $   1.00
Net investment income        .03        .03         .03          .03        .03
Distributions from net
   investment income        (.03)      (.03)       (.03)        (.03)      (.03)
                       --------------------------------------------------------
Net asset value at
   end of period       $    1.00   $   1.00    $   1.00    $    1.00   $   1.00
                       ========================================================
Total return (%)*           3.62       3.02        2.90         3.29       3.16
Net assets at end
   of period (000)     $ 100,805   $ 77,948    $ 68,834    $  62,226   $ 49,996
Ratio of expenses
   to average net
   assets (%)                .50        .50         .50          .50        .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)        .58        .58         .60          .63        .69
Ratio of net investment
   income to average
   net assets (%)           3.54       3.00        2.86         3.23       3.12

---------
*Assumes reinvestment of all dividend income distributions during the period.

                                                                  23-PROSPECTUS

                                  APPENDIX A

         THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES
          IN WHICH THE ASSETS OF THE NEW YORK FUNDS MAY BE INVESTED:

VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the New York Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the New York Bond Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the New York Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

* The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

*    Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments  commonly referred to
as  municipal  lease   obligations,   including   leases  and  certificates  of
participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

USAA NEW YORK FUNDS - 24

ILLIQUID SECURITIES

We may invest up to 15% of the New York Bond Fund's net assets and up to 10% of the New York Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                                                25 - PROSPECTUS

                                  APPENDIX B

TAXABLE-EQUIVALENT YIELD TABLE
COMBINED 2001 FEDERAL INCOME TAX AND
NEW YORK STATE PERSONAL INCOME TAX RATES

Assuming a Federal
Marginal Tax Rate of:        27.5%          30.5%         35.5%        39.1%

and a State Rate of:         6.85%          6.85%         6.85%        6.85%

The Effective Marginal
Tax Rate Would be:        32.4663%(a)    35.2608%(b)   39.9183%(c)  43.2717%(d)

To Match a Double
Tax-Free Yield of:      A Fully Taxable Investment Would Have to Pay You:

         ====================================================================
            2.00%            2.96%          3.09%         3.33%        3.53%
         --------------------------------------------------------------------
            2.50%            3.70%          3.86%         4.16%        4.41%
         --------------------------------------------------------------------
            3.00%            4.44%          4.63%         4.99%        5.29%
         --------------------------------------------------------------------
            3.50%            5.18%          5.41%         5.83%        6.17%
         --------------------------------------------------------------------
            4.00%            5.92%          6.18%         6.66%        7.05%
         --------------------------------------------------------------------
            4.50%            6.66%          6.95%         7.49%        7.93%
         --------------------------------------------------------------------
            5.00%            7.40%          7.72%         8.32%        8.81%
         --------------------------------------------------------------------
            5.50%            8.14%          8.50%         9.15%        9.70%
         --------------------------------------------------------------------
            6.00%            8.88%          9.27%         9.99%       10.58%
         --------------------------------------------------------------------
            6.50%            9.62%         10.04%        10.82%       11.46%
         --------------------------------------------------------------------
            7.00%           10.37%         10.81%        11.65%       12.34%
         ====================================================================

     ----------------------------
     (a) Federal Rate of 27.5% + (New York State Rate of 6.85% x (1-27.5%))
     (b) Federal Rate of 30.5% + (New York State Rate of 6.85% x (1-30.5%))
     (c) Federal Rate of 35.5% + (New York State Rate of 6.85% x (1-35.5%))
     (d) Federal Rate of 39.1% + (New York State Rate of 6.85% x (1-39.1%))

     THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

     THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

     FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

USAA NEW YORK FUNDS - 26

TAXABLE-EQUIVALENT YIELD TABLE
COMBINED 2001 FEDERAL INCOME TAX
AND NEW YORK STATE AND NEW YORK CITY
PERSONAL INCOME TAX RATES

Assuming a Federal Marginal
Tax Rate of:                 27.5%          30.5%         35.5%         39.1%
and a Combined State and
City Rate of:               10.44%         10.44%        10.44%        10.44%
The Effective Marginal Tax
Rate Would be:            35.0705%(e)     37.755%(f)   42.2351%(g)   45.4592%(h)

To Match a Triple
Tax-Free Yield of:         A Fully Taxable Investment Would Have to Pay You:

         ======================================================================
              2.00%          3.08%          3.22%         3.46%         3.67%
         ----------------------------------------------------------------------
              2.50%          3.85%          4.02%         4.33%         4.58%
         ----------------------------------------------------------------------
              3.00%          4.62%          4.82%         5.19%         5.50%
         ----------------------------------------------------------------------
              3.50%          5.39%          5.62%         6.06%         6.42%
         ----------------------------------------------------------------------
              4.00%          6.16%          6.43%         6.92%         7.33%
         ----------------------------------------------------------------------
              4.50%          6.93%          7.23%         7.79%         8.25%
         ----------------------------------------------------------------------
              5.00%          7.70%          8.03%         8.66%         9.17%
         ----------------------------------------------------------------------
              5.50%          8.47%          8.84%         9.52%        10.08%
         ----------------------------------------------------------------------
              6.00%          9.24%          9.64%        10.39%        11.00%
         ----------------------------------------------------------------------
              6.50%         10.01%         10.44%        11.25%        11.92%
         ----------------------------------------------------------------------
              7.00%         10.78%         11.25%        12.12%        12.83%
         ======================================================================
 -------------------

     (e) Federal Rate of 27.5% + (New York State Rate of 6.85% + City Rate of 3.59% x (1-27.5%))
     (f) Federal Rate of 30.5% + (New York State Rate of 6.85% + City Rate of 3.59% x (1-30.5%))
     (g) Federal Rate of 35.5% + (New York State Rate of 6.85% + City Rate of 3.59% x (1-35.5%))
     (h) Federal Rate of 39.1% + (New York State Rate of 6.85% + City Rate of 3.59% x (1-39.1%))

     WHERE APPLICABLE, THE TABLE ASSUMES THE HIGHEST STATE AND CITY RATE CORRESPONDING TO THE FEDERAL MARGINAL TAX RATE. AN INVESTOR'S TAX RATES MAY EXCEED THE RATES SHOWN IN THE ABOVE TABLES IF SUCH INVESTOR DOES NOT ITEMIZE DEDUCTIONS FOR FEDERAL INCOME TAX PURPOSES OR DUE TO THE REDUCTION OR POSSIBLE ELIMINATION OF THE PERSONAL EXEMPTION DEDUCTION FOR HIGH-INCOME TAXPAYERS AND AN OVERALL LIMIT ON ITEMIZED DEDUCTIONS. FOR TAXPAYERS WHO PAY ALTERNATIVE MINIMUM TAX, TAX-FREE YIELDS MAY BE EQUIVALENT TO LOWER TAXABLE YIELDS THAN THOSE SHOWN ABOVE. LIKEWISE, FOR SHAREHOLDERS WHO ARE SUBJECT TO INCOME TAXATION BY STATES OTHER THAN NEW YORK, TAX-FREE YIELDS MAY BE EQUIVALENT TO LOWER TAXABLE YIELDS THAN THOSE SHOWN ABOVE. THE ABOVE TABLES DO NOT APPLY TO CORPORATE INVESTORS.

     THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

     THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

     FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.


                                                                 27 -PROSPECTUS

                                  APPENDIX C

USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


       ------------------------                   ------------------------
       ASSET ALLOCATION FUNDS                           INDEX FUNDS
       ------------------------                   ------------------------
          Balanced Strategy                        Extended Market Index
         Cornerstone Strategy                       Global Titans Index
       Growth and Tax Strategy                        Nasdaq-100 Index
           Growth Strategy                             S&P 500 Index
           Income Strategy


      -------------------                         ---------------------
        EQUITY FUNDS                              TAX EXEMPT BOND FUNDS
      -------------------                         ---------------------
       Aggressive Growth                              Long-Term
         Capital Growth                           Intermediate-Term
        Emerging Markets                              Short-Term
       First Start Growth                          State Bond/Income
             Gold
            Growth
        Growth & Income                           ------------------------
          Income Stock                                TAXABLE BOND FUNDS
         International                            ------------------------
      Science & Technology                                  GNMA
        Small Cap Stock                           High-Yield Opportunities
    Value (eff. August 3, 2001)                            Income
          World Growth                             Intermediate-Term Bond
                                                       Short-Term Bond


                                                      ------------------
                                                      MONEY MARKET FUNDS
                                                      ------------------
                                                          Money Market
                                                    Tax Exempt Money Market
                                                  Treasury Money Market Trust
                                                       State Money Market


FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

USAA NEW YORK
 FUNDS - 28

                                     NOTES

                                     NOTES

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

--------------------------------------------------------------------------------
         INVESTMENT ADVISER, ADMINISTRATOR, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

-------------------------------------------------------------------------------
                                 TRANSFER AGENT
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

-------------------------------------------------------------------------------
                                   CUSTODIAN
                      State Street Bank and Trust Company
                                 P.O. Box 1713
                          Boston, Massachusetts 02105

-------------------------------------------------------------------------------

                           TELEPHONE ASSISTANCE HOURS
                         Call toll free - Central Time
                       Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.

-------------------------------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7200)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)

-------------------------------------------------------------------------------
                       RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)

-------------------------------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)

-------------------------------------------------------------------------------

                                INTERNET ACCESS
                                    usaa.com


                   INVESTMENT COMPANY ACT FILE NO. 811-3333

                                     Part A


                               Prospectus for the

                                Virginia Bond and

                           Virginia Money Market Funds

                                                                 PROSPECTUS
                                                                 AUGUST 1, 2001

USAA VIRGINIA FUNDS

                         (USAA VIRGINIA BOND FUND AND
                        USAA VIRGINIA MONEY MARKET FUND)


TABLE OF CONTENTS
-----------------------------------------------------------------
What Are Each Fund's Investment
Objectives and Main Strategies?                                 2
-----------------------------------------------------------------
What Are the Main Risks of Investing in These Funds?            2
-----------------------------------------------------------------
Could the Value of Your Investment
in These Funds Fluctuate?                                       3
-----------------------------------------------------------------
Fees and Expenses                                               6
-----------------------------------------------------------------
Fund Investments                                                6
-----------------------------------------------------------------
Fund Management                                                13
-----------------------------------------------------------------
Using Mutual Funds in an Investment Program                    14
-----------------------------------------------------------------
How to Invest                                                  15
-----------------------------------------------------------------
How to Redeem                                                  17
-----------------------------------------------------------------
Important Information About Purchases and Redemptions          18
-----------------------------------------------------------------
Exchanges                                                      19
-----------------------------------------------------------------
Shareholder Information                                        19
-----------------------------------------------------------------
Financial Highlights                                           22
-----------------------------------------------------------------
Appendix A                                                     24
-----------------------------------------------------------------
Appendix B                                                     26
-----------------------------------------------------------------
Appendix C                                                     27
-----------------------------------------------------------------


SHARES OF THE VIRGINIA FUNDS ARE OFFERED ONLY TO VIRGINIA RESIDENTS. THE DELIVERY OF THIS PROSPECTUS IS NOT AN OFFER IN ANY STATE WHERE SHARES OF THE VIRGINIA FUNDS MAY NOT LAWFULLY BE MADE.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF EITHER OF THESE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------
USAA INVESTMENT MANAGEMENT COMPANY MANAGES THESE FUNDS. FOR EASIER READING, USAA INVESTMENT MANAGEMENT COMPANY WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?

Each Fund has a common objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

The  VIRGINIA  BOND  FUND  invests  primarily  in  long-term   investment-grade
Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

The VIRGINIA  MONEY MARKET FUND invests in  high-quality   Virginia  tax-exempt
securities with maturities of 397 days or less.

Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 6 for more information.

WHAT ARE THE MAIN RISKS
     OF INVESTING IN THESE FUNDS?

The two primary risks of investing in these Funds are credit risk and market risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

   * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

   * MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, or to adverse changes in supply and demand for municipal securities, or other market factors.

These credit and market risks may be magnified because each Fund concentrates in Virginia tax-exempt securities.

IF INTEREST RATES INCREASE: the yield of each Fund may increase and the market value of the Virginia Bond Fund's securities will likely decline, adversely affecting the net asset value and total return.

IF INTEREST RATES DECREASE: the yield of each Fund may decrease and the market value of the Virginia Bond Fund's securities may increase, which would likely increase the Fund's net asset value and total return. The Virginia Money Market Fund's total return may decrease.

Other risks of investing in either Fund include call risk and structural risk.

As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Virginia Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

Look for this symbol ! throughout the prospectus. We use it to mark more detailed information about the risks you will face as a Fund shareholder.

USAA VIRGINIA FUNDS - 2

COULD THE VALUE OF YOUR INVESTMENT
     IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Virginia Bond Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Virginia Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

The value of the securities in which the Virginia Bond Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations. The following bar charts illustrate the Funds' volatility and performance from year to year for each full calendar year since the Funds' inception.

TOTAL RETURN

[SIDE BAR]
     TOTAL  RETURN   MEASURES  THE  PRICE  CHANGE  IN  A  SHARE   ASSUMING  THE
     REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.

All mutual funds must use the same formula to calculate TOTAL RETURN.

VIRGINIA BOND FUND

[SIDE BAR]
                    CALENDAR YEAR       TOTAL RETURN
                         1991*               11.72%
                         1992                 8.49%
                         1993                12.67%
                         1994                -6.32%
                         1995                17.08%
                         1996                 5.06%
                         1997                 9.50%
                         1998                 6.04%
                         1999                -4.63%
                         2000                13.18%

                    * Fund began operations on October 15, 1990.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
2.42%     (6/30/01)

BEST QUARTER
7.72%     1ST QTR. 1995

WORST QUARTER
-5.34%    1ST QTR. 1994

The table on the next page shows how the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund, compared to those of relevant securities market indicies. Remember, historical performance does not necessarily indicate what will happen in the future.

                                                                 3 - PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                       LIFE OF
                                      PAST        PAST       PAST        FUND
                                     1 YEAR      5 YEARS   10 YEARS    10/15/90
     --------------------------------------------------------------------------
        Virginia Bond Fund           13.18%      5.66%      7.03%       7.27%
     --------------------------------------------------------------------------
        Lipper Virginia Municipal
        Debt Fund Index*             10.99%      4.87%       n/a         n/a
     --------------------------------------------------------------------------
        Lehman Brothers
        Municipal Bond Index**       11.68%      5.84%      7.32%       7.52%+
     ==========================================================================

     * THE LIPPER VIRGINIA MUNICIPAL DEBT FUND INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 10 LARGEST FUNDS WITHIN THIS CATEGORY. THIS CATEGORY INCLUDES FUNDS THAT LIMIT THEIR ASSETS TO THOSE SECURITIES THAT ARE EXEMPT FROM TAXATION IN THE COMMONWEALTH OF VIRGINIA.

     ** THE LEHMAN  BROTHERS  MUNICIPAL BOND INDEX IS AN UNMANAGED BENCHMARK OF
        TOTAL  RETURN   PERFORMANCE   FOR  THE   LONG-TERM,   INVESTMENT-GRADE,
        TAX-EXEMPT

     + THE PERFORMANCE OF THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS CALCULATED AT THE END OF THE MONTH, SEPTEMBER 30, 1990, WHILE THE FUND'S INCEPTION DATE IS OCTOBER 15, 1990. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS DUE TO THIS DIFFERENCE. BOND MARKET.

VIRGINIA MONEY MARKET FUND

[SIDE BAR]
                    CALENDAR YEAR       TOTAL RETURN
                         1991*               4.50%
                         1992                2.91%
                         1993                2.20%
                         1994                2.54%
                         1995                3.52%
                         1996                3.17%
                         1997                3.31%
                         1998                3.14%
                         1999                2.88%
                         2000                3.73%

                    * Fund began operations on October 15, 1990.

[SIDE BAR]
6-MONTH YTD TOTAL RETURN
1.50%     (6/30/01)

BEST QUARTER
1.20%    1ST QTR. 1991

WORST QUARTER
 .49%    1ST QTR. 1994


The table below shows the Fund's average annual total returns for the one-, five-, and ten-year periods, as well as the life of the Fund. Remember, historical performance does not necessarily indicate what will happen in the future.

     ==========================================================================
                              AVERAGE ANNUAL TOTAL RETURNS
                       (FOR THE PERIODS ENDING DECEMBER 31, 2000)
                                                                       LIFE OF
                                      PAST        PAST       PAST        FUND
                                     1 YEAR      5 YEARS   10 YEARS    10/15/90
     --------------------------------------------------------------------------
        Virginia
        Money Market Fund              3.73%      3.25%      3.19%       3.23%
     ==========================================================================

USAA VIRGINIA FUNDS - 4

YIELD

All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

[SIDE BAR]
     YIELD IS ANNUALIZED NET INCOME OF THE FUND DURING A SPECIFIED PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE.

     EFFECTIVE YIELD IS CALCULATED SIMILAR TO THE YIELD, HOWEVER, WHEN ANNUALIZED, THE INCOME EARNED IS ASSUMED TO BE REINVESTED.

VIRGINIA BOND FUND

The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2000, was 4.92%.

VIRGINIA MONEY MARKET FUND

The Virginia Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2000, was 4.19%.

TAX-EQUIVALENT YIELD

Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable investment must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal and Virginia marginal income tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

For example, if you assume a federal marginal tax rate of 36% and a state marginal tax rate of 5.75%, the Effective Marginal Tax Rate would be 39.68%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2000, would be as follows:

                                                                TAX-EQUIVALENT
                                                     YIELD           YIELD
     -------------------------------------------------------------------------
       Virginia Bond Fund (30 day)                   4.92%           8.16%
       Virginia Money Market Fund (7 day)            4.19%           6.95%

Using the example, to exceed the 30-day yield of the Virginia Bond Fund on an after-tax basis, you must find a fully taxable investment that yields more than 8.16%. Likewise, to exceed the 7-day yield of the Virginia Money Market Fund, you must find a fully taxable investment that yields more than 6.95%.

For more information on calculating tax-equivalent yields, see APPENDIX B on page 26.

CURRENT PRICE AND TOTAL RETURN INFORMATION

Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds, through our usaa.com Internet Web site once you established Internet access. See page 16 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the fund you would like to receive information on followed by the pound sign (#) when asked for a fund code.

[SIDE BAR]
FUND NUMBER
VIRGINIA BOND FUND   64
VIRGINIA MONEY
MARKET FUND          65
                                                                 5 - PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

[SIDE BAR]
TICKER SYMBOL
VIRGINIA BOND FUND
USVAX
VIRGINIA MONEY
MARKET FUND
UVAXX

NEWSPAPER SYMBOL
VIRGINIA BOND FUND
VA Bd

FEES AND EXPENSES

This summary shows what it will cost you, directly and indirectly, to invest in the Funds.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for receiving wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses during the past fiscal year ended March 31, 2001, as adjusted to reflect changes in the underlying contracts for services, and are calculated as a percentage of average net assets.

                    MANAGEMENT   DISTRIBUTION     OTHER       TOTAL ANNUAL
                      FEES       (12B-1) FEES    EXPENSES   OPERATING EXPENSES
-------------------------------------------------------------------------------
 Virginia Bond Fund   .33%          None          .24%           .57%
 Virginia
 Money Market Fund    .33%          None          .26%           .59%

[SIDE BAR]
     12b-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.

EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                                   1 YEAR    3 YEARS      5 YEARS     10 YEARS
   ---------------------------------------------------------------------------
     Virginia Bond Fund             $58       $183        $318         $714
     Virginia Money Market Fund     $60       $189        $329         $738

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Q    WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

A    Each  Fund's  principal  strategy  is  the  investment  of its  assets  in securities issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from Virginia state income taxes.

     These securities include municipal debt obligations that have been issued by Virginia and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Virginia tax-exempt securities. Virginia

USAA VIRGINIA FUNDS - 6
     tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     Because the projects benefit the public, Congress has granted exemption from federal income taxes for the interest income arising from these securities. Likewise, the Virginia Legislature has granted an exemption from state personal income taxes for most Virginia municipal securities.

Q    WHAT TYPES OF TAX-EXEMPT  SECURITIES  WILL  BE  INCLUDED  IN  EACH  FUND'S
     PORTFOLIO?

A Each Fund's assets may be invested in any of the following tax-exempt securities:

     * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

     * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

     * LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

     *  INDUSTRIAL   DEVELOPMENT  BONDS  issued  by  or  on  behalf  of  public authorities to obtain funds for privately operated facilities; and

     *  SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's   long-term
        obligation to pay interest and principal with the obligation of a third party to repurchase the instrument on short notice.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities whether or not they are exempt from federal income tax and Virginia state income taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

Q WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A The two principal risks of investing in tax-exempt securities are credit risk and market risk.

[EXCLAMATION POINT]
        CREDIT RISK. The bonds in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

        When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on the Funds' portfolios. Securities in the lowest investment grade ratings category
        (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

                                                                 7 - PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------

[EXCLAMATION POINT]
        MARKET RISK. As a mutual fund investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

Q    WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

A Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

[EXCLAMATION POINT]
        CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

        Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

        Although investors certainly appreciate the rise in bond prices when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

[EXCLAMATION POINT]
        STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Virginia Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

Q WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN VIRGINIA TAX-EXEMPT SECURITIES?

A During normal market conditions, at least 80% of each Fund's net assets will consist of Virginia tax-exempt securities. This policy may only be changed by a shareholder vote.

     In addition to Virginia tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal and state personal income taxes; and as such, we may consider investing up to 20% of each Fund's assets in these securities.

USAA VIRGINIA FUNDS - 8

Q    ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

A Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Virginia tax-exempt securities.

     With respect to the Virginia Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of the Funds' assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of the Funds' assets in tax-exempt industrial revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.

Q WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

A [EXCLAMATION POINT] The Funds are subject to credit and market risks, as previously described, which could be magnified by the Funds' concentration in Virginia issues. Virginia tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Virginia issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Virginia to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An investment in the Virginia Funds may be riskier than an investment in other types of tax-exempt funds because of this concentration.

     The following are examples of just some of the events that may depress valuations for Virginia tax-exempt securities for an extended period of time:

     * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

     * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

     * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

     * Bankruptcy or financial distress of a prominent municipal issuer within the state.

     * Economic issues that impact critical industries or large employers or that weaken real estate prices.

     *  Reductions in federal or state financial aid.

                                                                  9 -PROSPECTUS
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USAA VIRGINIA FUNDS
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     *  Imbalance   in  the  supply  and  demand  for  the  state's   municipal
        securities.

     * Developments that may change the tax treatment of Virginia tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other   considerations   affecting  the  Funds'  investments  in  Virginia
     tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

Q    DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

A Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide a net economic benefit to the shareholders.

Q WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAXES?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and will also be exempt from Virginia state income taxes. This policy may only be changed by a shareholder vote. We expect that any taxable interest income distributed will be minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a fund may create net capital gain distributions. The Internal Revenue Code presently treats these distributions differently than tax-exempt interest income in the following ways:

     * Distributions of net short-term capital gains are taxable as ordinary income.

     * Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

     * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

Q WILL INCOME FROM THE FUNDS BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR INDIVIDUALS?

A During normal market conditions, at least 80% of each Fund's annual income will be excluded from the calculation of the federal alternative minimum tax (AMT) for individuals. This policy may only be changed by a shareholder vote. Since inception, the Funds have not distributed any income that is subject to the federal AMT for individuals, and we do not intend to invest in securities subject to the federal AMT. However, of course, changes in federal tax laws or other unforeseen circumstances could result in income subject to the federal AMT for individuals.

VIRGINIA BOND FUND

Q WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard &

USAA VIRGINIA FUNDS - 10

     Poor's Ratings Group (S&P), or Fitch, Inc. (Fitch) or in the highest short-term rating category by Moody's, S&P, or Fitch. If a security is not rated by those rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, or Fitch (BBB or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may purchase a credit rating on a particular security when we believe it will provide a net economic benefit to the shareholders.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

Q WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED TO BELOW INVESTMENT GRADE?

A We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of the Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Directors.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

Q    WHAT IS THE FUND'S AVERAGE PORTFOLIO MATURITY AND HOW IS IT CALCULATED?

A While the Fund's average portfolio maturity is not restricted, we expect it to be greater than ten years. To determine a security's maturity for purposes of calculating the Fund's average portfolio maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's average weighted portfolio maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

VIRGINIA MONEY MARKET FUND

Q    WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

A The Fund's investments consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

     *  issued  or  guaranteed  by  the  U.S.   government  or  any  agency  or
        instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities

     * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO

                                                                 11 -PROSPECTUS

USAA VIRGINIA FUNDS
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     *  unrated but issued by an issuer or guaranteed  by a guarantor  that has other comparable short-term debt obligations so rated or

     *  unrated but determined by us to be of comparable quality

     In addition, we must consider whether a particular investment presents minimal credit risk.

Q    WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

A    Current NRSROs include:

     * Moody's Investors Service
     * Standard & Poor's Ratings Group
     * Fitch, Inc.

Q    WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

A If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

Q    WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

A While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk. The Fund has also purchased insurance to protect against defaults. This insurance is subject to deductibles and dollar limits.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less.

[SIDE BAR]
     DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY IS OBTAINED BY MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

Q    HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

A We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.

For additional information about other securities in which we may invest each Fund's assets, see APPENDIX A on page 24.

USAA VIRGINIA FUNDS - 12

FUND MANAGEMENT

USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, TX 78288.

[SIDE BAR]
TOTAL ASSETS
UNDER MANAGEMENT
BY USAA INVESTMENT
MANAGEMENT COMPANY
APPROXIMATELY $41 BILLION

We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the Funds' portfolios (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Directors. For our services, the Funds pay us an annual fee. This fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. The fees we received for the fiscal year ended March 31, 2001, were equal to .33% of average net assets for the Virginia Bond Fund and
 .33% of average net assets for the Virginia Money Market Fund.

Beginning with the month ending July 31, 2002, the investment management fee for the Virginia Bond Fund will be comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Virginia Municipal Debt Fund Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the LIPPER INDEX over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

[SIDE BAR]
LIPPER INDEX- VIRGINIA MUNICIPAL DEBT FUND INDEX

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS)1                     (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS

        +/-20 to 50                                          +/-4
        +/-51 to 100                                         +/-5
     +/-101 and greater                                      +/-6

---------------------
   1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services for the Funds.

                                                                 13 -PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------
PORTFOLIO MANAGERS

VIRGINIA BOND FUND

Robert R. Pariseau, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 17 years' investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

VIRGINIA MONEY MARKET FUND

Regina G. Shafer, CFA, assistant vice president of Money Market Funds, has managed the Fund since April 1999. She has six years' investment management experience and has worked for us for ten years. Ms. Shafer is a Certified Public Accountant and earned the Chartered Financial Analyst designation in 1998. She is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. She holds an MBA from the University of Texas at San Antonio and a BBA from Southwest Texas State University.

USING MUTUAL FUNDS
     IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

For example, assume you wish to pursue the higher yields usually available in the long-term bond market, but you are also concerned about the possible price swings of the long-term bonds. You could divide your investments between the Virginia Bond Fund and the Virginia Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one way you could combine funds to fit your own risk and reward goals.

USAA VIRGINIA FUNDS - 14

USAA'S FAMILY OF FUNDS

We offer you another alternative with our asset strategy funds listed in APPENDIX C under asset allocation funds on page 27. These unique mutual funds provide a professionally managed, diversified investment portfolio within a mutual fund. Designed for the individual who prefers to delegate the asset allocation process to an investment manager, their structure achieves diversification across a number of investment categories.

Whether you prefer to create your own mix of mutual funds or use a USAA asset strategy fund, the USAA family of funds provides a broad range of choices covering just about any investor's investment objectives. Our member service representatives stand ready to assist you with your choices and to help you craft a portfolio to meet your needs. Refer to APPENDIX C on page 27 for a complete list of the USAA family of no-load mutual funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make an investment as described below on the Internet, by mail, in person, bank wire, or phone. A complete, signed application is required to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund unless the registration is different.

TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

TAX ID NUMBER

Each shareholder named on the account must provide a Social Security number or tax identification number to avoid possible tax withholding requirements set forth by the IRS.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined at the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

If you plan to purchase Fund shares with a foreign check, we suggest that you convert your foreign check to U.S. dollars prior to investment in a Fund. This will avoid a potential four- to six-week delay in the effective date of your purchase. Furthermore, a bank charge may be assessed in the clearing process and will be deducted from the amount of the purchase.

MINIMUM INVESTMENTS

INITIAL PURCHASE
  *  $3,000

ADDITIONAL MINIMUM PURCHASES

  * $50 per transaction, per account. (Except on transfers from brokerage accounts into the Virginia Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.
                                                                15 - PROSPECTUS
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HOW TO PURCHASE BY...

INTERNET ACCESS - USAA.COM

  * You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, you will need to call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access to your account, you will be able to open a new mutual fund account within an existing registration, exchange to another USAA Fund, make redemptions, review account activity, check balances, and more. To place orders by Internet, an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization must be on file.

MAIL

  *  To open an account, send your application and check to:

                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

  *  To add to your  account,  send  your  check  and the  deposit  stub in the
     business  reply  envelope  that   accompanies   your  Fund's   transaction
     confirmation to the transfer agent:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288

IN PERSON

  * To open an account, bring your application and check to our San Antonio investment sales and service office at:

                  USAA Federal Savings Bank
                  10750 Robert F. McDermott Freeway
                  San Antonio, TX 78288

BANK WIRE

  * To open or add to your account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:

                  State Street Bank and Trust Company
                  Boston, MA 02101
                  ABA#011000028
                  Attn: USAA Virginia Fund Name
                  USAA Account Number: 69384998
                  Shareholder(s) Name(s) _____________________________
                  Shareholder(s) Mutual Fund Account No._______________

ELECTRONIC FUNDS TRANSFER (EFT)

  * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

  * If you have an existing USAA mutual fund account and would like to open a new account or exchange to another USAA Fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.

USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

  * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another USAA Fund, or make redemptions. This service is available with an ESA and EFT Buy/Sell authorization on file.

USAA VIRGINIA FUNDS - 16

USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

  * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

HOW TO REDEEM BY...

INTERNET, MAIL, IN PERSON, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)
  *  Access our Internet Web site at usaa.com.

  *  Send your written instructions to:

                  USAA Shareholder Account Services
                  9800 Fredericksburg Road
                  San Antonio, TX 78288 (FOR OVERNIGHT MAIL, USE ZIP CODE 78240)

  * Visit a member service representative at our San Antonio investment sales and service office at USAA Federal Savings Bank.

  * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

  * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

  * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due

                                                                17 - PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------

to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/tax identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited.

CHECKWRITING

  * Checks can be issued for your Virginia Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

                      USAA Shareholder Account Services
                      9800 Fredericksburg Road
                      San Antonio, TX 78288

You will not be charged for the use of checks or any subsequent reorders. Your checkwriting privilege is subject to State Street Bank and Trust Company's rules and regulations governing checking accounts. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

USAA BROKERAGE SERVICES

  * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

IMPORTANT INFORMATION
     ABOUT PURCHASES AND REDEMPTIONS

INVESTOR'S GUIDE TO USAA MUTUAL FUND SERVICES

Upon your initial investment with us, you will receive the INVESTOR'S GUIDE to help you get the most out of your USAA mutual fund account and to assist you in your role as an investor. In the INVESTOR'S GUIDE, you will find additional information on purchases, redemptions, and methods of payment. You will also find in-depth information on automatic investment plans, shareholder statements and reports, and other useful information.

ACCOUNT BALANCE

USAA Shareholder Account Services (SAS), the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. The fee will reduce total transfer agency fees paid by the Fund to SAS. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

FUND RIGHTS

Each Fund reserves the right to:

  *  reject purchase or exchange orders when in the best interest of the Fund

  * limit or discontinue the offering of shares of the Fund without notice to the shareholders

  *  impose a  redemption  charge of up to 1% of the net asset  value of shares
     redeemed  if  circumstances   indicate  a  charge  is  necessary  for  the
     protection of remaining investors (for

USAA VIRGINIA FUNDS - 18
     example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Directors and the required notice has been given to shareholders

  * require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

  *  redeem an account with less than 50 full shares, with certain limitations

EXCHANGES

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Virginia residents may exchange in to a Virginia Fund. Exchanges made through USAA TouchLine(R) and the Internet require an ESA and EFT Buy/Sell authorization on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

The Funds have undertaken certain procedures regarding telephone transactions as described on page 17.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING

To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

[SIDE BAR]
                                 NAV PER SHARE
                                    EQUALS
                                 TOTAL ASSETS
                                     MINUS
                                  LIABILITIES
                                  DIVIDED BY
                               NUMBER OF SHARES
                                  OUTSTANDING

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 4 p.m. Eastern Time.

                                                                19 - PROSPECTUS

USAA VIRGINIA FUNDS
-------------------------------------------------------------------------------
Securities of the Virginia Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Funds' Board of Directors. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods we have determined under the general supervision of the Funds' Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the Virginia Money Market Fund are stated at amortized cost, which approximates market value.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

DIVIDENDS AND DISTRIBUTIONS

Net investment income of each Fund is accrued daily and paid on the last business day of the month. Dividends shall begin accruing on shares purchased the day following the effective date and shall continue to accrue to the effective date of redemption. Ordinarily, any net capital gain distribution will be paid in December. The Funds will make additional payments to shareholders, if necessary, to avoid the imposition of any federal income or excise tax.

[SIDE BAR]
     INCOME DIVIDENDS PAYMENT TO SHAREHOLDERS OF INCOME FROM INTEREST OR DIVIDENDS GENERATED BY THE FUND'S INVESTMENTS.

     CAPITAL GAIN DISTRIBUTIONS PAYMENT TO FUND SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in each Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-dividend date. Any capital gain distributions paid by the Virginia Bond Fund will reduce the NAV per share by the amount of the dividend or distribution on the ex-dividend date. You should consider carefully the effects of purchasing shares of a Virginia Bond Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than Virginia, we will mail a check for proceeds of income dividends to you monthly.

We will invest any dividend or distribution payment returned to us in your account at the then-current NAV per share. Dividend and distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

FEDERAL TAXES

This tax information is quite general and refers to the federal income tax provisions in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual income will be exempt from federal or state income taxes, we may invest up to 20% of the Funds' assets in securities that generate income not exempt from federal or state income taxes. Because interest income may be exempt for federal income tax purposes, it does not necessarily mean that the interest income may be exempt under the income or other tax laws of any state or local taxing authority. As discussed earlier on page 10, capital gains distributed by a Fund may be taxable. Note that the Taxpayer Relief Act of 1997 and the technical provisions adopted by the IRS Restructuring and Reform Act of 1998 may affect the status and treatment of certain distributions shareholders receive from the Funds. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

WITHHOLDING

Federal law requires each Fund to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who:

*  fails to furnish the Fund with a correct tax identification number

*  underreports dividend or interest income or

*  fails to certify that he or she is not subject to withholding

USAA VIRGINIA FUNDS - 20

To avoid this withholding requirement, you must certify, on your application or on a separate Form W-9 supplied by the Funds' transfer agent, that your tax identification number is correct and you are not currently subject to backup withholding.

REPORTING

Each Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes, including the portion of the dividends constituting interest on private activity bonds and the percentage and source of interest income earned on tax-exempt securities held by the Fund during the preceding year.

VIRGINIA TAXATION

The following is only a summary of some of the important Virginia personal income tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. As a potential investor in the Funds, you should consult your tax adviser with specific reference to your own tax situations.

Dividends paid by the Funds and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth, which pay interest excludable from federal gross income, or derived from obligations of the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends (1) paid by the Funds,
(2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands, and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends is derived from interest on obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.

Distributions from the Funds and derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Commonwealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States will be exempt from Virginia income tax. Distributions from the Funds of all other long-term capital gains and all short-term capital gains realized by the Funds generally will be taxable to you regardless of how long you have held the shares.

FUTURE SHAREHOLDER MAILINGS

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

In the future the Funds anticipate offering shareholders the option of receiving financial reports and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce expenses.

                                                                21 - PROSPECTUS

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Funds' financial performance over a five-year period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by KPMG LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request.


VIRGINIA BOND FUND

                                        Year ended March 31,
                       --------------------------------------------------------
                           2001       2000       1999       1998       1997
                       --------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $   10.69  $    11.52  $   11.49   $  10.92  $    10.93
Net investment income        .59         .59        .60        .62         .63
Net realized and
   unrealized
   gain (loss)               .60        (.83)       .03        .57        (.01)
Distributions from net
   investment income        (.59)       (.59)      (.60)      (.62)       (.63)
                       --------------------------------------------------------
Net asset value at
   end of period       $   11.29  $    10.69  $   11.52  $   11.49  $    10.92
                       ========================================================
Total return (%)*          11.45       (2.00)      5.62      11.13        5.82
Net assets at end
  of period (000)      $ 432,047   $ 377,216  $ 402,352  $ 346,246  $  292,914
Ratio of expenses
   to average net
   assets (%)                .43         .43        .43        .44         .46
Ratio of net
   investment income
   to average net
   assets (%)               5.38        5.45       5.22       5.48        5.76
Portfolio Turnover (%)     30.28       24.60      10.55      14.24       26.84
---------------

* Assumes reinvestment of all dividend income distributions during the period.

USAA VIRGINIA FUNDS - 22

 FINANCIAL HIGHLIGHTS


VIRGINIA MONEY MARKET FUND

                                               Year ended March 31,
                       --------------------------------------------------------
                          2001        2000       1999       1998       1997
                       --------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value at
   beginning of period $    1.00  $     1.00  $    1.00  $    1.00  $     1.00
Net investment income        .04         .03        .03        .03         .03
Distributions from net
   investment income        (.04)       (.03)      (.03)      (.03)       (.03)
                       --------------------------------------------------------
Net asset value at
  end of period        $    1.00  $     1.00  $    1.00  $    1.00  $     1.00
                       ========================================================
Total return (%)*           3.70        3.06       2.98       3.34        3.14
Net assets at end
  of period (000)      $ 168,669  $  157,054  $ 138,416  $ 122,509  $  113,330
Ratio of expenses to
   average net
   assets (%)                .50         .50        .50        .50         .50
Ratio of expenses to
   average net assets
   excluding
   reimbursements (%)        n/a         n/a        .50        .51         .53
Ratio of net investment
   income to average
   net assets (%)           3.63        3.04       2.93       3.29        3.10
-----------------

* Assumes reinvestment of all dividend income distributions during the period.

                                                                 23 - PROSPECTUS

                                  APPENDIX A

         THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN TYPES OF SECURITIES
          IN WHICH THE ASSETS OF THE VIRGINIA FUNDS MAY BE INVESTED:


VARIABLE RATE SECURITIES

We may invest a Fund's assets in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates.

* These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

* Because the interest rates of variable rate securities are periodically adjusted to reflect current market rates, their market value is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.

* The market value of a variable rate security usually tends toward par (100% of face value) at interest rate adjustment time.

In the case of the Virginia Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

PUT BONDS

We may invest a Fund's assets in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Virginia Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Virginia Money Market Fund is determined as stated under Variable Rate Securities.

ZERO COUPON BONDS

We may invest a Fund's assets in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

We may invest a Fund's assets in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

WHEN-ISSUED SECURITIES

We may invest a Fund's assets in new securities offered on a when-issued basis.

* Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

* The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

*    Such securities can be sold before settlement date.

MUNICIPAL LEASE OBLIGATIONS

We may invest a Fund's assets in a variety of instruments  commonly referred to
as  municipal  lease   obligations,   including   leases  and  certificates  of
participation in such leases and contracts.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

USAA VIRGINIA FUNDS - 24

ILLIQUID SECURITIES

We may invest up to 15% of the Virginia Bond Fund's net assets and up to 10% of the Virginia Money Market Fund's net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Directors.

In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors; (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

                                                                25 - PROSPECTUS

                                  APPENDIX B

TAXABLE-EQUIVALENT YIELD TABLE
COMBINED 2001 FEDERAL AND
VIRGINIA STATE INCOME TAX

Assuming a Federal
Marginal Tax Rate of:         27.5%         30.5%         35.5%       39.1%

and a State Rate of:          5.75%         5.75%         5.75%       5.75%

The Effective Marginal
Tax Rate Would be:          31.669%(a)    34.496%(b)    39.209%(c)   42.602%(d)

To Match a Double
Tax-Free Yield of:        A Fully Taxable Investment Would Have to Pay You:

         ======================================================================
              2.00%           2.93%         3.05%         3.29%        3.48%
         ----------------------------------------------------------------------
              2.50%           3.66%         3.82%         4.11%        4.36%
         ----------------------------------------------------------------------
              3.00%           4.39%         4.58%         4.93%        5.23%
         ----------------------------------------------------------------------
              3.50%           5.12%         5.34%         5.76%        6.10%
         ----------------------------------------------------------------------
              4.00%           5.85%         6.11%         6.58%        6.97%
         ----------------------------------------------------------------------
              4.50%           6.59%         6.87%         7.40%        7.84%
         ----------------------------------------------------------------------
              5.00%           7.32%         7.63%         8.22%        8.71%
         ----------------------------------------------------------------------
              5.50%           8.05%         8.40%         9.05%        9.58%
         ----------------------------------------------------------------------
              6.00%           8.78%         9.16%         9.87%       10.45%
         ----------------------------------------------------------------------
              6.50%           9.51%         9.92%        10.69%       11.32%
         ----------------------------------------------------------------------
              7.00%          10.24%        10.69%        11.51%       12.20%
         ======================================================================

    ------------------------------
     (a) Federal Rate of 27.5% + (Virginia State Rate of 5.75% x (1-27.5%))
     (b) Federal Rate of 30.5% + (Virginia State Rate of 5.75% x (1-30.5%))
     (c) Federal Rate of 35.5% + (Virginia State Rate of 5.75% x (1-35.5%))
     (d) Federal Rate of 39.1% + (Virginia State Rate of 5.75% x (1-39.1%))

     THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

     THESE RATES WERE SELECTED AS EXAMPLES THAT WOULD BE RELEVANT TO MOST TAXPAYERS.

     FOR A FURTHER EXPLANATION ON CALCULATING TAX-EQUIVALENT YIELDS, SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION.

USAA VIRGINIA FUNDS - 26

                                  APPENDIX C


USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.


       ------------------------                   ------------------------
       ASSET ALLOCATION FUNDS                           INDEX FUNDS
       ------------------------                   ------------------------
          Balanced Strategy                        Extended Market Index
         Cornerstone Strategy                       Global Titans Index
       Growth and Tax Strategy                        Nasdaq-100 Index
           Growth Strategy                             S&P 500 Index
           Income Strategy


      -------------------                         ---------------------
        EQUITY FUNDS                              TAX EXEMPT BOND FUNDS
      -------------------                         ---------------------
       Aggressive Growth                              Long-Term
         Capital Growth                           Intermediate-Term
        Emerging Markets                              Short-Term
       First Start Growth                          State Bond/Income
             Gold
            Growth
        Growth & Income                           ------------------------
          Income Stock                                TAXABLE BOND FUNDS
         International                            ------------------------
      Science & Technology                                  GNMA
        Small Cap Stock                           High-Yield Opportunities
    Value (eff. August 3, 2001)                            Income
          World Growth                             Intermediate-Term Bond
                                                       Short-Term Bond


                                                      ------------------
                                                      MONEY MARKET FUNDS
                                                      ------------------
                                                          Money Market
                                                    Tax Exempt Money Market
                                                  Treasury Money Market Trust
                                                       State Money Market

FOREIGN   INVESTING  IS  SUBJECT  TO   ADDITIONAL   RISKS,   SUCH  AS  CURRENCY
FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA
EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                27 - PROSPECTUS

If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual report, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


     ---------------------------------------------------------------------
        INVESTMENT ADVISER, ADMINISTRATOR, UNDERWRITER, AND DISTRIBUTOR
                       USAA Investment Management Company
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                 TRANSFER AGENT
                        USAA Shareholder Account Services
                            9800 Fredericksburg Road
                            San Antonio, Texas 78288

     ---------------------------------------------------------------------
                                    CUSTODIAN
                       State Street Bank and Trust Company
                                 P.O. Box 1713
                           Boston, Massachusetts 02105

     ---------------------------------------------------------------------
                           TELEPHONE ASSISTANCE HOURS
                          Call toll free - Central Time
                        Monday - Friday 6 a.m. to 10 p.m.
                          Saturday 8:30 a.m. to 5 p.m.
                          Sunday 11:30 a.m. to 8 p.m.

     ---------------------------------------------------------------------
                   FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
                   1-800-531-8181 (in San Antonio, 456-7200)
                For account servicing, exchanges, or redemptions
                   1-800-531-8448 (in San Antonio, 456-7202)

     ---------------------------------------------------------------------
                        RECORDED MUTUAL FUND PRICE QUOTES
                        24-Hour Service (from any phone)
                   1-800-531-8066 (in San Antonio, 498-8066)

     ---------------------------------------------------------------------
                         MUTUAL FUND USAA TOUCHLINE(R)
                         (from touch-tone phones only)
              For account balance, last transaction, fund prices,
                       or to exchange/redeem fund shares
                   1-800-531-8777 (in San Antonio, 498-8777)

     ---------------------------------------------------------------------
                                INTERNET ACCESS
                                    usaa.com


                   INVESTMENT COMPANY ACT FILE NO. 811-3333

                                     Part B


                  Statements of Additional Information for the

                    Long-Term, Intermediate-Term, Short-Term

                       and Tax Exempt Money Market Funds,

               California Bond and California Money Market Funds,

               New York Bond and New York Money Market Funds, and

                  Virginia Bond and Virginia Money Market Funds

                               are included herein

                                     Part B


                   Statement of Additional Information for the

                    Long-Term, Intermediate-Term, Short-Term

                        and Tax Exempt Money Market Funds

[USAA]  USAA                                        STATEMENT OF
[EAGLE] TAX EXEMPT                                  ADDITIONAL INFORMATION
[LOGO]  FUND, INC.                                  AUGUST 1, 2001

-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                    (LONG-TERM FUND, INTERMEDIATE-TERM FUND,
               SHORT-TERM FUND, AND TAX EXEMPT MONEY MARKET FUND)

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, four of which are described in this Statement of Additional Information (SAI): the Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, and Tax Exempt Money Market Fund (collectively, the Funds). Each Fund is classified as diversified and has a common investment objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 2001, for the Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San
Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2001, are included in the accompanying Annual Report to Shareholders of that date and are incorporated by reference.

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           8   Investment Restrictions
           9   Portfolio Transactions
          10   Description of Shares
          10   Tax Considerations
          12   Directors and Officers of the Company
          15   The Company's Manager
          18   General Information
          18   Calculation of Performance Data
          20   Appendix A - Tax-Exempt Securities and Their Ratings
          22   Appendix B - Comparison of Fund Performance
          25   Appendix C - Dollar-Cost Averaging

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the LONG-TERM, INTERMEDIATE-TERM, AND SHORT-TERM FUNDS are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity, and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the TAX EXEMPT MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Tax Exempt Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Tax Exempt Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Short-Term Fund or Tax Exempt Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of an account in either the Short-Term Fund or Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfers from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

     The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVE AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

     Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Long-Term Fund, the Intermediate-Term Fund, and the Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of these Funds' investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company would continue to receive interest on the loaned securities and would invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3 % of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Company's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Under the restrictions, each Fund may not:

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (3) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (4) purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in either (i) the securities of issuers conducting their principal activities in the same state, or (ii) the securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, etc.; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Tax Exempt Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (5)   invest in issuers for the purpose of exercising control of management;

 (6)   issue senior securities, except as permitted under the 1940 Act;

 (7) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (8) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (9) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (10)  purchase on margin or sell short;

 (11)  purchase  or sell  commodities,  except  that  each  Fund may  invest in
       financial  futures  contracts,   options  thereon,   and  other  similar
       instruments;

 (12) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders. Each Fund may not:

 (1)   invest more than 15% (10% with  respect to the Tax Exempt  Money  Market
       Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

ICIM BOND INSURANCE

The Company has purchased (together with other investment companies within the USAA family of funds), a money market fund bond (the Bond) from the ICIM Reinsurance Company. The Bond provides insurance to the Tax Exempt Money Market Fund (and other money market funds within the USAA family of funds) for losses incurred by the

Fund that result from a default in the payment of interest or principal on a security held by the Fund or from the occurrence of a bankruptcy or similar insolvency proceeding involving an issuer or guarantor of a security held by the Fund. The Bond has an aggregate limitation of liability in the amount of $100 million. Claims under the Bond are subject to a deductible in the amount of .10 of 1% of the net asset value of the Fund and are subject to a variety of terms and conditions that may limit the ability of the Fund to recover under the Bond in certain circumstances or may delay the timing of any recovery. Furthermore, the Bond does not cover losses resulting from a decline in the market value of a security attributable to changes in interest rates or the financial condition of an issuer in the absence a default on the security or an insolvency involving the issuer. Accordingly, although the Bond provides additional protection for the Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value per share of $1 at all times.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated August 1, 2001, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Long-Term, Intermediate-Term, and Short-Term Funds' portfolios appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Each of the Funds (except the Tax Exempt Money Market Fund) may purchase or sell securities solely to achieve short-term trading profits. Each Fund may sell portfolio securities without regard to the length of time held if consistent with a Fund's investment objective. A higher degree of brokerage activity will increase brokerage costs to the Funds.

     For the last two fiscal years ended March 31, the Funds' portfolio turnover rates were as follows:

    FUND                               2000                     2001
    ----                               ----                     -----
    Long-Term                         29.04%                    46.62%
    Intermediate-Term                 10.46%                     9.41%
    Short-Term                        18.88%                    19.43%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                              DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, four of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the Long-Term, Intermediate-Term and Short-Term Funds in March 1982 and began offering shares of the Tax Exempt Money Market Fund in February 1984.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Long-Term, Intermediate-Term, or Short-Term Funds should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

STATE AND LOCAL TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.

                      DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 54

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company
(IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present); Senior Vice President of Investment Sales and Service (7/00-2/01); Vice President of Investment Sales and Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining Funds within the USAA family of funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Director and Vice President
Age: 61

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining Funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 56

President,   Postal  Addvantage  (7/92-present).   Mrs.  Dreeben  serves  as  a
Director/Trustee of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, Texas 78228
Director
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Director/Trustee of each of the remaining Funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX  78731
Director
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (9/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds; and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-present); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice
President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

---------------------
 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2 Member of Executive Committee
 3 Member of Audit Committee
 4 Member of Pricing and Investment Committee
 5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 2001.

     NAME                           AGGREGATE              TOTAL COMPENSATION
      OF                          COMPENSATION                FROM THE USAA
   DIRECTOR                     FROM THE COMPANY           FAMILY OF FUNDS (b)

  Robert G. Davis                  None (a)                    None (a)
  Christopher W. Claus             None (a)                    None (a)
  David G. Peebles                 None (a)                    None (a)
  Michael J.C. Roth (c)            None (a)                    None (a)
  Barbara B. Dreeben               $  6,250                    $ 38,500
  Robert L. Mason                  $  6,250                    $ 38,500
  Michael F. Reimherr              $  6,250                    $ 38,500
  Laura T. Starks                  $  6,688                    $ 38,500
  Richard A. Zucker                $  6,250                    $ 38,500

-------------------

(a) Robert G. Davis, Michael J.C. Roth, Christopher W. Claus, and David G. Peebles are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(b) At March 31, 2001, the USAA family of funds consisted of four registered investment companies offering 40 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J.C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

(c) Effective February 12, 2001, Michael J. C. Roth retired from the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA family of funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 31, 2001, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of May 31, 2001, USAA and its affiliates (including related employee benefit plans) owned 3,309,857 shares (1.9%) of the Intermediate-Term Fund, and no shares of the Long-Term, Short-Term and Tax Exempt Money Market Funds.

     The following table identifies all persons, who as of May 31, 2001, held of record or owned beneficially 5% or more of any of the Funds' shares.

                        NAME AND ADDRESS
  TITLE OF CLASS       OF BENEFICIAL OWNER                 PERCENT OF CLASS

  Short-Term         Robert M Kommerstad                         9.6%
     Fund            Lila M Kommerstad
                     Trst Kommerstad Family Trust
                     218 Deodar Ln
                     Bradbury, CA 91010-1011

                     Muir & Co                                   5.4%
                     C/O Frost National Bank Trust
                     Securities
                     P.O. Box 2479
                     San Antonio, TX 78298-2479

                              THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics for the Manager has been filed with the SEC and is available for public view.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, the Company paid the Manager the following fees:

  FUND                            1999             2000               2001

  Long-Term                    $5,953,274       $5,699,929         $5,575,304
  Intermediate-Term            $6,118,842       $6,253,931         $6,100,470
  Short-Term                   $2,780,685       $2,821,544         $2,772,932
  Tax Exempt Money Market      $4,635,419       $5,066,048         $5,225,614

     Beginning with the month ending July 31, 20002, the Funds' management fees, except for the Tax Exempt Money Market Fund, will be based upon two components: a base fee, which is computed and paid at twenty-eight one-hundredths of one percent (.28%) of average net assets; and a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to its relevant index. The Long-Term Fund's performance will be measured relative to that of the Lipper General Municipal Debt Fund Index, the Intermediate-Term Fund's performance will be measured relative to that of the Lipper Intermediate Municipal Debt Fund Index, and the Short-Term Fund's performance will be measured relative to that of the Lipper Short Municipal Debt Fund Index. With respect to the Tax Exempt Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of a Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart shown on the next page:

-------------------------------------------------------------------------------
                                 LONG-TERM FUND
                             INTERMEDIATE-TERM FUND
                                SHORT-TERM FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX           ANNUAL ADJUSTMENT RATE
     (IN BASIS POINTS) 1                      (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
         +/- 20 to 50                                        +/- 4
         +/- 51 to 100                                       +/- 5
      +/- 101 and greater                                    +/- 6

-------------------------
   1 Based on the  difference  between  average annual  performance of the Fund and its Relevant Index, rounded to the nearest basis point (.01%).
-------------------------------------------------------------------------------

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                                      EXAMPLES

                                         1             2            3             4          5            6
Fund Performance (a)                   6.80%          5.30%       4.30%       (7.55%)     (-5.20%)      (3.65%)
Index Performance (a)                  4.75%          5.15%       4.70%       (8.50%)     (-3.75%)      (3.50%)
                                       -----          -----       -----         -----      ------        -----
Over/Under Performance (b)            + 205           +15         - 40         + 95       - 145         - 15
Annual Adjustment Rate (b)              + 6            0            -4          + 5         - 6            0
Monthly Adjustment Rate (c)           .0049%           n/a      (.0033%)      .0041%      (.0049%)         n/a
Base Fee for Month                 $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment                41,650             0      (28,050)      34,850      (41,650)           0
                                    --------------------------------------------------------------------------
Monthly Fee                        $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                                   ===============================================================================
-------------------
   (a)  Average annual performance over a 36-month period
   (b)  In basis points
   (c)  Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     Each of the Long-, Intermediate-, and Short-Term Funds measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the General Municipal Debt Fund Index, the Intermediate Municipal Debt Fund Index, and the Short Municipal Debt Fund Index. Because the adjustment to the base fee is based upon each Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

     Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) for the Long-Term Fund, Intermediate-Term Fund, and Short-Term Fund and one-tenth of one percent (.10%) for the Tax Exempt Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.


UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the company's investments.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Funds, other than the Tax Exempt Money Market Fund, may each advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)N = ERV

Where:         P    =    a hypothetical initial payment of $1,000
               T    =    average annual total return
               n    =    number of years
             ERV    =    ending redeemable value of a hypothetical $1,000
                         payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

                          AVERAGE ANNUAL TOTAL RETURNS
                            FOR PERIODS ENDED 3/31/01

                               1             5              10
     FUND                     YEAR          YEARS           YEARS

 Long-Term                   11.35%          6.24%           6.90%
 Intermediate-Term            9.83%          6.08%           6.79%
 Short-Term                   7.00%          4.90%           5.11%

YIELD

The Funds, other than the Tax Exempt Money Market Fund, each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[((a-b)/(cd)+1)*6 -1]

Where:     a   =  dividends and interest earned during the period
           b   =  expenses accrued for the period (net of reimbursement)
           c   =  the average  daily  number of  shares  outstanding during the period that were entitled to receive dividends
           d   =  the maximum  offering  price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.


     The 30-day yields for the Funds for the period ended March 31, 2001, were as follows:

                          Long-Term Fund . . . . 4.97%
                      Intermediate-Term Fund . . . . 4.43%
                          Short-Term Fund . . . . 3.75%

YIELD - TAX EXEMPT MONEY MARKET FUND

When the Tax Exempt Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 2001, was 3.34%. Effective Yield For 7-day Period Ended March 31, 2001, was 3.40%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Tax Exempt Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the other Funds may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, an investor must know his federal marginal income tax rate. The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the federal marginal tax rate. The complement, for example, of a federal marginal tax rate of 36.0% is 64.0%, that is (1.00-0.36 = 0.64).

    Tax-Equivalent Yield = Tax-Exempt Yield / (1- Federal Marginal Tax Rate)

     Based on a federal marginal tax rate of 36.0%, the tax-equivalent yields for the Long-Term, Intermediate-Term, Short-Term, and Tax Exempt Money Market Funds for the period ended March 31, 2001 were 7.77%, 6.92%, 5.86%, and 5.22%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch, Inc. (Fitch), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high  quality. Margins of protection are  ample although not  so  large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           * Leading market positions in well-established industries.
           * High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES, a national business publication that periodically reports the performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500   ***41         62.77    ***39          66.35     ***46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

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                                      26

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                                      27

06052-0801

                                     Part B



                   Statement of Additional Information for the

                               California Bond and

                          California Money Market Funds

[USAA]   USAA                                        STATEMENT OF
[EAGLE]  TAX EXEMPT                                  ADDITIONAL INFORMATION
[LOGO]   FUND, INC.                                  AUGUST 1, 2001

-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                CALIFORNIA FUNDS


USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the California Bond Fund and California Money Market Fund (collectively, the Funds or the California Funds). Each Fund is classified as diversified and has a common investment objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a prospectus dated August 1, 2001, for the California Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2001, are included in the accompanying annual report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

        PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           8   Investment Restrictions
           9   Special Risk Considerations
          15   Portfolio Transactions
          16   Description of Shares
          16   Certain Federal Income Tax Considerations
          18   California Taxation
          19   Directors and Officers of the Company
          22   The Company's Manager
          24   General Information
          25   Calculation of Performance Data
          26   Appendix A - Tax-Exempt Securities and Their Ratings
          28   Appendix B - Comparison of Portfolio Performance
          31   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the CALIFORNIA BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the CALIFORNIA MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the California Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the California Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the California Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the California Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The California Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company would continue to receive interest on the loaned securities and would invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3 % of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Company's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS

Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that each Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and California state income taxes. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund may not:

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (3) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (4) purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the California Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (5)   invest in issuers for the purpose of exercising control or management;

 (6)   issue senior securities, except as permitted under the 1940 Act.

 (7) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (8) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (9) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (10) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (11)  purchase  or sell  commodities,  except  that  each  Fund may  invest in
       financial  futures   contracts   options  thereon,   and  other  similar
       instruments.

 (12) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1)   invest more than 15% (10% with  respect to the  California  Money Market
       Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

ICIM BOND INSURANCE

     The Company has purchased (together with other investment companies within the USAA family of funds), a money market fund bond (the Bond) from the ICIM Reinsurance Company. The Bond provides insurance to the California Money Market Fund (and other money market funds within the USAA family of funds) for losses incurred by the Fund that result from a default in the payment of interest or principal on a security held by the Fund or from the occurrence of a bankruptcy or similar insolvency proceeding involving an issuer or guarantor of a security held by the Fund. The Bond has an aggregate limitation of liability in the amount of $100 million. Claims under the Bond are subject to a deductible in the amount of .10 of 1% of the net asset value of the Fund and are subject to a variety of terms and conditions that may limit the ability of the Fund to recover under the Bond in certain circumstances or may delay the timing of any recovery. Furthermore, the Bond does not cover losses resulting from a decline in the market value of a security attributable to changes in interest rates or the financial condition of an issuer in the absence a default on the security or an insolvency involving the issuer. Accordingly, although the Bond provides additional protection for the Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value per share of $1 at all times.

                          SPECIAL RISK CONSIDERATIONS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California (the "State") and various local agencies in California and from other relevant sources. While the Funds have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

     Certain of the tax-exempt securities in which the Funds may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities, and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Certain of the tax-exempt securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986, California voters approved Proposition 46, both of which amended Article XIIIA.

     Section 1 of Article XIIIA limits the maximum ad valorem property tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges or (1) any indebtedness approved by the voters prior to July 1, 1978, or (2) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978, by two-thirds of the votes cast by the voters voting on the proposition.
Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under full cash value or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or a reduction in the Consumer Price Index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction"  for purposes of  determining  full cash value of property  under
Article XIIIA.

     Legislation enacted by the California Legislature to implement Article XIIIA (statutes of 1978, Chapter 292, as amended) provides, that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978-79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain previous years. The apportionment of property taxes for fiscal years after 1978-79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state revenues beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4 per $100 of assessed valuation) and the bonded debt tax rate. However, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     On November 6, 1979, another initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, state and local governmental entities have an annual "appropriations limit" and are not able to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amount permitted to be spent, the excess would have to be returned by revising tax rates or fee schedules over the subsequent two years.

     In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, a California death tax. California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index such tax brackets to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (1) the California Legislature establish a prudent state reserve fund in an amount as shall be reasonable and necessary and (2) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fees schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

     Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, moneys to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (1) the amount which, as a percentage of the State General Fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State General Fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87, or (2) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from the sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year.

     In June 1989, the California Legislature enacted Senate Constitutional amendment number one ("SCA 1"), a proposed modification of the California Constitution to alter the spending limit in the educational funding provisions of Proposition 98. SCA 1 was approved by the voters on the June 1990 ballot and took effect on July 1, 1990. SCA 1 permits annual adjustments to the spending limit to be more closely linked to the rate of economic growth in the State. Instead of being tied to the consumer price index, the change in "cost of living" is measured by the change in California per capita personal income. In addition, if certain kinds of emergencies are declared by the Governor, an appropriation enacted by a two-thirds vote of the Legislature will be excluded from the State's appropriations limit.

     SCA 1 also provides two new exceptions to the calculation of appropriations which are subject to the spending limit. First, there will be excluded all appropriations for "qualified capital outlay projects" as defined by the Legislature. Second, there will be excluded any increase in gasoline taxes above their current 9% per gallon level. In addition, SCA 1 recalculates the appropriation limits for each unit in government, beginning in the 1990-91 fiscal year, based upon a two-year cycle. The Proposition 98 provision regarding excess taxes will also be modified. After a two-year period if there are any excess state tax revenues, 50% (instead of 100%) of the excess will be transferred to schools with the balance returned to taxpayers. SCA 1 also modifies in certain respects the complex adjustment in the Proposition 98 formula which guarantees schools a certain amount of the General Fund revenues.

     In September 1980, the legislature enacted a measure (Chapter 1342, Statutes of 1980) declaring that tax increment revenues are not "proceeds of taxes" within the meaning of Article XIIIB and that the allocation and expenditure of such moneys are not appropriations subject to the limitations under Article XIIIB, if used for repayment of indebtedness incurred for redevelopment activity. While the California Supreme Court expressly declined to rule on the validity of Chapter 1342 and the applicability of Article XIIIB to redevelopment agencies in HUNTINGTON PARK REDEVELOPMENT AGENCY V. MARTIN, two subsequent decisions of the California Court of Appeal have upheld the validity of Chapter 1342 and have concluded that redevelopment agencies are not subject to the appropriations limit of Article XIIIB. Proposition 87 was approved by the California voters on November 8, 1988. Proposition 87 amends
Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (1) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (2) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within the jurisdiction, (3) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (4) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA, (5) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (6) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988, (7) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (8) permits these provisions to be amended exclusively by the voters of the State of California. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval. It is not possible to predict the impact of the decision.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     The California economy and general financial condition affect the ability of the State and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at 33.4 million. The State now comprises 12.4% of the nation's population and 12.7% of its total personal income. California has a diverse economy, with major employment in the agriculture, manufacturing, high technology, services, trade, entertainment and construction sectors. After experiencing strong growth throughout much of the 1980s, from 1990-1993 the State suffered through a severe recession, the worst since the 1930s, heavily influenced by large cutbacks in defense/aerospace industries, military base closures and a major drop in real estate construction. California's economy has been performing strongly since the start of 1994. The unemployment rate, while still higher than the national average, fell to an estimated average of 5.2% during 1999, compared to over 10% at the worst of the recession.

     Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption. A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and would be adversely affected by a significant downturn in the performance of, the stock markets.

     In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

     STATE BUDGET. Following the severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

     On June 30, 2000, the Governor signed the 2000 Budget Act. The spending plan assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-00, and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties (SFEU) available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

     At the time the 2000 Budget Act was signed, the State Department of Finance estimated the June 30, 2001 SFEU balance to be $1.781 billion. In addition, the Governor held back $500 million as a set-aside for litigation costs. If this amount is not fully expended during fiscal year 2000-01, the balance will increase the SFEU. Because of the State's strong cash position, the Administration announced that it would not undertake a revenue anticipation note borrowing in 2000-01. The 2000 Budget Act also included Special Fund expenditures of $15.6 billion and Bond Fund expenditures of $5.0 billion. Special Fund revenues are estimated at $16.5 billion.

     The Governor announced on October 25, 2000 that, pursuant to provisions in the law enacted in 1991 when the State sales tax rate was last raised, the State sales tax rate would be reduced by 0.25 percent for a period of at least one calendar year, effective January 1, 2001. This reduction will result in approximately $553 million less General Fund revenue in the last half of fiscal year 2000-01 and approximately $600 million less in the first half of fiscal year 2001-02. If the General Fund reserve falls below 4 percent of General Fund revenue in the future, the sales tax rate could be raised by 0.25%.

     The 2001-02 proposed Governor's Budget released on January 10, 2001, provided updated 2000-01 revenue and expenditure estimates. These estimates were further updated on May 14, 2001, with the release of the May Revision to the Governor's Budget (the "May Revision"). The May Revision stated that General Fund revenues in 2000-01 are estimated to be $78.0 billion, $4.1 billion above the 2000 Budget Act estimates and $1.1 billion above the 2001-02 Governor's Budget estimate, reflecting the continuing positive revenue impact of the State's strong economy in 2000. Expenditures in 2000-01 were estimated to be $80.2 billion, about $1.4 billion above the Budget Act estimates. The Department of Finance estimated in the May Revision that the June 30, 2001 SFEU balance, the budget reserve, will be approximately $5.9 billion, a substantial increase over the Budget Act estimate of $1.78 billion. This reserve is being used to provide advances to support the Department of Water Resources power purchase program (see "Recent Development Regarding Energy" below). Even with these advances, the Administration does not expect the need to utilize any significant amount of internal borrowing from other State funds prior to the end of the fiscal year.

     The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2000-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

     The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The May Revision projects General Fund revenues in 2001-02 will be about $74.8 billion, a drop of $3.2 billion from revised 2000-01 estimates and $4.6 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth, and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

     The May Revision also stated that spending requirements for 2000-01 and 2001-02 would be higher than estimated in the 2001-02 Governor's Budget, principally because of higher retirement costs and increased school spending due to higher population than originally estimated. In the May Revision, the Administration proposed a series of actions to address these increased costs and decreased revenues. The proposals assume that the State will issue revenue bonds to repay the loans which have been made from the General Fund to pay for energy purchases since January 2001, so that a General Fund surplus (including reserves) of almost $6 billion will be available to pay for programs in 2001-02. The overall spending plan for 2001-02 contained in the May Revision totals $79.7 billion, almost $600 million below projected expenditures in 2000-01, and $3.2 billion below the 2001-02 Governor's Budget proposal. The final 2001 Budget Act will depend on further negotiations between the Administration and the Legislature.

     STATE INDEBTEDNESS. As of May 1, 2001, the State had over $22.9 billion aggregate amount of its general obligation bonds outstanding and unused general obligation bond authorizations in an aggregate amount of approximately $11.9 billion. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of May 1, 2001, the State had approximately $6.6 billion of outstanding Lease-Purchase Debt.

     In addition to the general obligation bonds, State agencies and authorities had approximately $28.6 billion aggregate principal amount of revenue bonds and notes outstanding as of May 1, 2001. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

     RECENT DEVELOPMENTS REGARDING NATURAL GAS AND ELECTRICITY. During the past year California has experienced difficulties with the prices and supplies of natural gas and electricity in much of the State. With respect to natural gas, shortages and interruptions of the supply of natural gas to California, coupled with high national natural gas prices, have resulted in substantial price increases to business and residential users. Continuing high prices and shortages of natural gas supplies could adversely affect the State's economy, and particularly generation of electricity, much of which is fueled by natural gas.

     Because of capacity constraints in electric generation and transmission, California electric utilities have been forced to purchase wholesale power at high prices beginning in mid-2000. Under current deregulation rules for the electric industry enacted in 1996, two of the State's large investor-owned utility ("IOU") companies are not allowed to charge customers the full cost of service, while rates in a third IOU's service area were cut back after rising sharply to cover wholesale power costs. The two largest utilities in the State have reported publicly that they have, since January 2001, defaulted on some of their obligations. They each also reported that they might be forced into bankruptcy and one, Pacific Gas & Electric Co. ("PG&E"), did, in fact file a Chapter 11 bankruptcy petition on April 6, 2001. According to news sources, on April 10, 2001, PG&E paid approximately half of the property taxes it owed to 49 California counties. PG&E reportedly has told counties it will pay the remainder of the taxes owed before June 30, 2001. There can be no assurance that such payments will be made and it is not possible to predict whether or to what extent the tax payment shortfall will result in serious financial disruptions to any of the affected counties.

In the face of those difficulties and serious shortages of electricity, the Governor proclaimed a state of emergency to exist in California and directed the State Department of Water Resources ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power, using advances from the State's General Fund, as necessary to assist in mitigating the effects of the emergency. During the period January 17-May 21, 2001 DWR expenditures for such purposes aggregated $6.9 billion, of which $6.2 billion was to be funded through General Fund advances.

     The Governor also signed legislation that authorizes the State to issue up to $13.4 billion in revenue bonds to purchase electricity. The bonds, which would be repaid over time by ratepayers, would cover the difference between retail end use customer payments for electricity furnished by the DWR and the DWR's cost of purchasing that electricity. The State anticipates that customer payments and bond proceeds will fully reimburse the General Fund for its advances made to implement the DWR's power purchases. Pending implementation of these repayment mechanisms, the State reports that it has sufficient available resources to continue to support the DWR's electricity purchases at least through the summer of 2001. Neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds.

     The Governor and the State Legislature are considering various measures dealing with energy matters, including bills that would authorize one or more State agencies to build, purchase or obtain by eminent domain electricity generation or transmission facilities or natural gas transmission facilities, with the power to issue revenue bonds for these purposes, and a proposal for the State to purchase the utilities' transmission lines. While the Governor, the State Legislature, the State Public Utilities Commission (CPUC) and the Federal Energy Regulatory Commission all are considering further actions to deal with shortcomings in the State's deregulated energy market, it is not possible to predict at this time what the long-term impact of these developments will be on California's economy or their effect on State revenues.

     PROSPECTS. With the peak electricity demand coming in the summer, additional rotating blackouts are expected in coming months of 2001. The extent of such disruptions cannot be predicted, and estimates from various sources vary widely. The State Department of Finance believes that the potential economic impacts of the electricity situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 50th among the 50 states in energy expenditures as a percent of gross product, according to US Department of Energy data for 1999. Nonetheless, the Department believes there is potential for economic disruption during the summer if blackouts are significant, and that longer term business investment and location decisions may be adversely affected.

     While the State hopes that the measures described above, coupled with conservation, load management and improved energy efficiency, will mitigate future disruptions of the supply of electricity to the public and avoid them in the longer term, lower wholesale power prices and promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. Unrestrained wholesale electricity prices expose the State to the need for additional, potentially significant rate increases on retail end use customers, resulting in a farther drag on the State's economy. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

     LITIGATION. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

     A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for electricity and natural gas purchases made by the investor-owned utilities and the California Independent System Operator; continuing contractual obligations of certain small power generators; and antitrust and fraud claims against various parties. Adverse rulings in certain of these matters may affect power costs borne by the DWR Power Supply Program described above.

     RATINGS. As of June 15, 2001 the State's general obligation bonds were rated Aa3 by Moody's, A+ by Standard & Poor's, and AA by Fitch. Standard & Poor's lowered its rating of the State's general obligation bonds from AA to A+ in April, 2001, citing the mounting and uncertain cost to the State of the current electrical power crisis, as well as its likely long-term detrimental effect on the State's economy. During that same month Fitch placed the State's general obligation bonds on a negative rating watch. Moody's lowered its rating of the State's general obligation bonds from Aa2 to Aa3 in May 2001 because of the financial risks associated with the energy crisis and trends in the broader U.S. and California economies. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

     LOCAL GOVERNMENTS. Some local governments in California have experienced notable financial difficulties and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other local governments, filed for bankruptcy. The County has since emerged from bankruptcy. Los

Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department. Moreover, California's improved economy has caused Los Angeles County, and other local governments, to come under increased pressure from public employee unions for improved compensation and retirement benefits.

     Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust on real property.

                             PORTFOLIO TRANSACTIONS


The Manager, pursuant to the Advisory Agreement dated August 1, 2001, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.


     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the California Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The California Bond Fund may purchase or sell securities solely to achieve short-term trading profits. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of brokerage activity will increase brokerage costs to the Fund.

     For the last two fiscal years ended March 31, the California Bond Fund's portfolio turnover rates were as follows:

            2000 . . . . 48.46%               2001 . . . . 33.06%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the California Bond and the California Money Market Funds in August 1989.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the California Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                              CALIFORNIA TAXATION

The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies as of January 1, 1998. Thus, to the extent the Funds distribute their income, they will be exempt from the California franchise and corporate income taxes as regulated investment companies under section 24870 of the California Revenue and Taxation Code.

     In the year in which a Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income, and (2) provided, 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt form personal income taxation under California law, and the Fund designates such dividends as exempt-interest dividends in a written notice mailed to the shareholders within 60 days after the close of the taxable year, the Fund will be qualified under California law to distribute dividends
("California exempt-interest dividends") which will be exempt from the California personal income tax. The Funds intend to qualify under the above requirement so that they can distribute California exempt-interest dividends. If the Funds fail to so qualify, no part of their dividends will be exempt from the California personal income tax.

     The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities, (as well as certain territories and possessions of the United States such as Puerto Rico, the Virgin Islands, and
Guam), the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Funds that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by each Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by each Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt form the California personal income tax.

     To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the California Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. If a shareholder of the Funds received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of California taxes to the receipt of the Funds' dividends and as to their own California tax situation.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 54

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Vice Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company
(IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Senior Vice President
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present); Senior Vice President of Investment Sales and Service (7/00-2/01); Vice President of Investment Sales & Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining Funds within the USAA family of funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Director and Vice President
Age: 61

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining Funds within the USAA family of funds; Senior Vice President of Shareholder Account Services; and Vice President of Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 56

President,   Postal  Addvantage  (7/92-present).   Mrs.  Dreeben  serves  as  a
Director/Trustee of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, Texas 78216
Director
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Director/Trustee for each of the remaining Funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX  78731
Director
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (9/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds, and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-present); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice
President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

--------------------

 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2    Member of Executive Committee
 3    Member of Audit Committee
 4    Member of Pricing and Investment Committee
 5    Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 2001.

            NAME                   AGGREGATE              TOTAL COMPENSATION
             OF                  COMPENSATION                FROM THE USAA
          DIRECTOR             FROM THE COMPANY           FAMILY OF FUNDS (b)

  Robert G. Davis                   None (a)                  None (a)
  Christopher W. Claus              None (a)                  None (a)
  David G. Peebles                  None (a)                  None (a)
  Michael J. C. Roth (c)            None (a)                  None (a)
  Barbara B. Dreeben               $ 6,250                   $ 38,500
  Robert L. Mason                  $ 6,250                   $ 38,500
  Michael F. Reimherr              $ 6,250                   $ 38,500
  Laura T. Starks                  $ 6,688                   $ 38,500
  Richard A. Zucker                $ 6,250                   $ 38,500

-------------------------------------------------------------------------------
   (a) Robert G. Davis, Christopher W. Claus, Michael J. C. Roth, and David G. Peebles are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA family of funds.

   (b) At March 31, 2001, the USAA family of funds consisted of four registered investment companies offering 40 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J.C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

   (c) Effective February 13, 2001, Michael J. C. Roth retired from the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA family of funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 31, 2001, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The following table identifies all persons, who as of May 31, 2001, held of record or owned beneficially 5% or more of either Fund's shares.

                            NAME AND ADDRESS
   TITLE OF CLASS          OF BENEFICIAL OWNER                PERCENT OF CLASS

  California Money         Idanta Partners Ltd.                    6.2%
     Market Fund       4660 La Jolla Village Drive Ste 850
                       San Diego, CA 92122-4606

                             THE COMPANY'S MANAGER

As described in the prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc.; USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics for the Manager has been filed with the SEC and is available for public view.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, the Company paid the Manager the following fees:

                                     1999            2000            2001
                                     ----            ----            ----
  California Bond Fund             $1,842,748     $1,910,612       $1,936,258
  California Money Market Fund     $1,250,763     $1,317,725       $1,381,449

     Beginning with the month ending July 31, 2002, the California Bond Funds' management fees will be based upon two components: a base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each Fund. The fee is computed and paid at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million; and a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to its relevant index. The California Bond Fund's performance will be measured relative to that of the Lipper California Municipal Debt Fund Index. With respect to the California Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the California Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

-------------------------------------------------------------------------------
                              CALIFORNIA BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX          ANNUAL ADJUSTMENT RATE
        (IN BASIS POINTS) 1                   (IN BASIS POINTS AS A PERCENTAGE
                                               OF A FUND'S AVERAGE NET ASSETS)
          +/- 20 to 50                                   +/- 4
          +/- 51 to 100                                  +/- 5
       +/- 101 and greater                               +/- 6

---------------
       1 Based on the difference between average annual performance of the Fund and its Relevant Index, rounded to the nearest basis point (.01%).
-------------------------------------------------------------------------------

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                                      EXAMPLES

                                         1             2            3             4          5            6
Fund Performance (a)                   6.80%         5.30%        4.30%       (7.55%)     (-5.20%)      (3.65%)
Index Performance (a)                  4.75%         5.15%        4.70%       (8.50%)     (-3.75%)      (3.50%)
                                       -----         -----        -----        -----       ------        -----
Over/Under Performance (b)            + 205           +15         - 40         + 95        - 145         - 15
Annual Adjustment Rate (b)              + 6             0           -4          + 5          - 6            0
Monthly Adjustment Rate (c)           .0049%           n/a      (.0033%)      .0041%      (.0049%)         n/a
Base Fee for Month                 $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment                41,650             0      (28,050)      34,850      (41,650)           0
                                    --------------------------------------------------------------------------
Monthly Fee                        $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                                   ===============================================================================
-------------------
   (a)  Average annual performance over a 36-month period
   (b)  In basis points
   (c)  Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     The California Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the California Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent .15% for the California Bond Fund and one-tenth of one percent .10% for the California Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The California Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

   Where:      P  =  a hypothetical initial payment of $1,000
               T  =  average annual total return
               n  =  number of years
             ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the California Bond Fund was August 1, 1989. The Fund's average annual total returns for the periods ended March 31, 2001 were:

  1 year. . . .  12.05%     5 years . . . .  6.76%        10 year. . . . 7.20%

YIELD

The California Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[((a-b)/(cd)+1)*6 -1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
               d  =  the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 2001 was 4.51%.

YIELD - CALIFORNIA MONEY MARKET FUND

When the California Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield for 7-day Period Ended March 31, 2001, was 3.14%. Effective Yield for 7-day Period Ended March 31, 2001, was 3.19%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The California Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the California Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the California investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the state marginal tax rate adjusted to reflect the deductibility of state taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to both federal and state taxes is:

     EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 41.9% is 58.1%, that is (1.00-0.419=0.581).

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state marginal tax rate of 9.30%, resulting in an EMTR of 41.95%, the tax-equivalent yields for the California Bond and California Money Market Funds for the period ended March 31, 2001 were 7.77% and 5.41%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch, Inc. (Fitch), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP (S&P)

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This designation  denotes  best  quality.  There  is  present
                  strong  protection  by  established  cash   flows,   superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

           * Leading market positions in well-established industries.
           * High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTERS COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTERS COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX C -- DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500   ***41         62.77    ***39          66.35     ***46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

14356-0801

                                     Part B


                   Statement of Additional Information for the

                                New York Bond and

                           New York Money Market Funds

[USAA]   USAA                                        STATEMENT OF
[EAGLE]  TAX EXEMPT                                  ADDITIONAL INFORMATION
[LOGO]   FUND, INC.                                  AUGUST 1, 2001

-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                 NEW YORK FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the New York Bond Fund and New York Money Market Fund (collectively, the Funds or the New York Funds). Each Fund is classified as diversified and has a common investment objective of providing New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a Prospectus dated August 1, 2001, for the New York Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The Prospectus provides the basic information you should know before investing in the Funds. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2001, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

         PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           8   Investment Restrictions
           9   Special Risk Considerations
          17   Portfolio Transactions
          18   Description of Shares
          18   Certain Federal Income Tax Considerations
          20   Directors and Officers of the Company
          23   The Company's Manager
          26   General Information
          26   Calculation of Performance Data
          28   Appendix A - Tax-Exempt Securities and Their Ratings
          30   Appendix B - Comparison of Portfolio Performance
          33   Appendix C - Dollar-Cost Averaging

                           VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the NEW YORK BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the NEW YORK MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the New York Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the New York Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the New York Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the Prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the New York Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The New York Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company would continue to receive interest on the loaned securities and would invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3 % of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Company's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS

Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that each Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and New York State and New York City income taxes. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund may not:

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (3) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (4) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the New York Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (5)   invest in issuers for the purpose of exercising control or management;

 (6)   issue senior securities, except as permitted under the 1940 Act;

 (7) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (8) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (9) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (10) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (11)  purchase  or sell  commodities,  except  that  each  Fund may  invest in
       financial  futures  contracts,   options  thereon,   and  other  similar
       instruments;

 (12) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1)   invest  more than 15% (10% with  respect  to the New York  Money  Market
       Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

ICIM BOND INSURANCE

     The Company has purchased (together with other investment companies within the USAA family of funds), a money market fund bond (the Bond) from the ICIM Reinsurance Company. The Bond provides insurance to the New York Money Market Fund (and other money market funds within the USAA family of funds) for losses incurred by the Fund that result from a default in the payment of interest or principal on a security held by the Fund or from the occurrence of a bankruptcy or similar insolvency proceeding involving an issuer or guarantor of a security held by the Fund. The Bond has an aggregate limitation of liability in the amount of $100 million. Claims under the Bond are subject to a deductible in the amount of .10 of 1% of the net asset value of the Fund and are subject to a variety of terms and conditions that may limit the ability of the Fund to recover under the Bond in certain circumstances or may delay the timing of any recovery. Furthermore, the Bond does not cover losses resulting from a decline in the market value of a security attributable to changes in interest rates or the financial condition of an issuer in the absence a default on the security or an insolvency involving the issuer. Accordingly, although the Bond provides additional protection for the Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value per share of $1 at all times.

                          SPECIAL RISK CONSIDERATIONS

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector. New York City (the City), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     There can be no assurance that the State economy will not experience worse-than-predicted results in the 2001-2002 fiscal year (April 1, 2001 through March 31, 2002) or subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The State Division of the Budget's economic forecast for the State projects continued growth for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. New York personal income is estimated to have grown by 7.7 percent in 2000 (up from 5.3 percent in 1999), fueled in part by a large increase in finance sector bonus payments and strong growth in total employment. State personal income is projected to grow 4.5 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors. Employment growth in the State was 2.7 percent in 1999 and
2.1 percent in 2000 and is projected by the State  Division of the Budget to be
1.2 percent  during 2001. The State  unemployment  rates for 1999 and 2000 were
5.2 percent and 4.6 percent, respectively, and the rate for 2001 is projected by the State Division of Budget to be 5.0 percent.

     Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time (see "Special Considerations" within). The State and City of New York are particularly vulnerable to an unexpectedly poor performance by the financial markets, which could reduce securities industry rates of profit and bonus payment growth.

     STATE  BUDGET.  The State  Constitution  requires the Governor to annually submit to the State Legislature a balanced executive budget for the ensuing fiscal year which constitutes the proposed State financial plan for that fiscal year. The State as of its May 25, 2001 Supplement to its Annual Information Statement for the 2000-2001 fiscal year had not enacted a budget for the
2001-2002 fiscal year, which began on April 1, 2001, but did enact appropriations for State-supported, contingent contractual, and certain other debt-service-like obligations for the entire 2001-2002 fiscal year on March 29, 2001. The State has also passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and certain other items through June 17, 2001. On June 18, 2001, the State enacted Chapter 61 of the Laws of 2001 which extended interim appropriations for the support of government through mid-July. On July 17, 2001, the State Senate and State Assembly passed a similar bill (S5704) extending the interim appropriations for the support of government. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final action on the Executive Budget.

     The proposed 2001-2002 State Financial Plan projects a balanced General Fund (the State's largest fund and its principal operating fund), on a cash basis, with closing balances in the General Fund of approximately $2.46 billion.

     Total General Fund receipts, including transfers from other funds, are projected to be $42.66 billion, an increase of $2.77 billion over unaudited actual results for the 2000-2001 fiscal year. General Fund receipts are projected to be comprised approximately as follows: personal income taxes ($26.74 billion); user taxes and fees ($7.42 billion); business taxes ($4.14 billion); other taxes ($771 million); miscellaneous receipts ($1.43 billion); and transfers from other funds ($2.16 billion).

     Total General Fund disbursements and transfers to other funds are projected to be $41.34 billion, an increase of $1.64 billion over the unaudited 2000-2001 fiscal year actual results. General Fund disbursements are projected to be comprised approximately as follows: grants to local government ($27.79 billion); state operations ($7.90 billion); general state charges ($2.59 billion); transfers to other funds in support of debt service ($2.27 billion); in support of capital projects ($341 million); and all other transfers ($458 million).

     All Governmental Funds disbursements (which includes the General Fund, Special Revenue Funds, Debt Service Funds and Capital Project Funds) are estimated to increase to $83.68 billion, up from the 2000-2001 unaudited actual level of $79.75 billion.

     NON-RECURRING RESOURCES. The Division of the Budget estimates that the proposed 2001-2002 Financial Plan contains new actions that would provide non-recurring resources totaling approximately $146 million, excluding use of the 2000-2001 fiscal year surplus.

     OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The State Division of the Budget projects budget gaps of $2.48 billion in the 2002-2003 fiscal year and $2.93 billion in the 2003-2004 fiscal year. The gap projections assume the Legislature will enact the 2001-2002 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies," or count on the use of any of the approximate $1.48 billion in reserves the Governor is proposing to set aside for economic uncertainties.

     If the projected budget gap for 2002-2003 is closed with recurring actions, the 2003-2004 budget gap would be reduced to approximately $433 million. In recent years, the State has closed projected budget gaps which the State Division of the Budget estimated at $5.0 billion (1995-1996), $3.9 billion (1996-1997), $2.3 billion (1997-1998), and less than $1.0 billion (1998-1999 through 2000-2001).

     SPECIAL CONSIDERATION. Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the Federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. There can be no assurance, however, that the State Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. Both houses of the Legislature, as of the State's May 25, 2001 Supplement to its Annual Information Statement, have adopted budget resolutions which provide an outline of their intended spending and revenue changes to the Executive Budget. The Division of the Budget's analysis of these resolutions indicates that, if enacted, they would increase the size of the State's future budget gaps.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are capital gains realizations and finance sector bonus income. With many Wall Street profit making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, the State Division of the Budget is forecasting a significant decline in financial sector profits for 2001. Historically, financial sector bonus income has been closely tied to industry profits. Moreover, the State Division of the Budget expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations. The Governor has proposed setting aside $1.48 billion from the 2000-2001 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

     The New York State and Local Retirement Systems' (the "Systems") investment performance has reduced employers' regular pension contributions over the last few years. In April 2001, the Systems notified local governments that because of recent negative returns on the Systems' stock portfolio, it was possible that the billing rate for employer contributions could be as much as
1.5 percent of employer payroll above estimate provided earlier. The increase could be a smaller amount. The Governor's proposed budget for the 2001-2002 fiscal year assumes that the State will make no regular employer contributions during that fiscal year. However, the State could be required to make contributions in the same range as municipalities.

     Additional risks to the State Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program (TANF) partially funded with a fixed federal block grant to states. Congress has debated proposals under which the Federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Since many State taxes depend on federal definitions of income, changes in federal tax law could adversely affect State revenues. Congress may take other actions that could have an adverse effect on State finances as well.

     A federal rule issued in January 2001 modifies the manner in which states are required to calculate their medicaid Upper Payment Limit. It is anticipated that implementation of this rule would require New York State to phase-out most of its nursing home Intergovernmental Transfer (IGT) payments over a five-year period beginning in State Fiscal Year 2002-2003. Upon full implementation of the rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

     RECENT STATE FISCAL YEARS. The State ended its 2000-2001 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by the State Division of the Budget. After year-end adjustments, the closing balance in the

General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-2001), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund.

     The State ended its 1999-2000 fiscal year on March 31, 2000 in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by the State Division of the Budget. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus.

     The state reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of the 1999-2000 fiscal year to pay for tax refunds in the 2000-2001 fiscal year.

     The State ended its 1998-1999 fiscal year in balance on a cash basis, with a reported cash surplus of approximately $1.82 billion. Prior to adoption of the State's 1998-1999 fiscal year budget, the State had projected a potential budget gap of under $1 billion.

     DEBT LIMITS, RATINGS AND OUTSTANDING DEBT. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (LGAC), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowings.

     As of July 17, 2001, Fitch, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds AA, A2 and AA, respectively. Standard & Poor's revised its ratings upwards from A to A+ in November 1999. Standard & Poor's again revised its ratings upward from A+ to AA in December
2000. In February 2001, Fitch also revised its ratings upward from A+ to AA. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings may be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely, if in the judgment of the agency originally establishing the rating, circumstances so warrant.

     As of March 31, 2000, the State had approximately $4.6 billion outstanding in general obligation debt, including $45 million in bond anticipation notes outstanding. The total amount of moral obligation debt was approximately $594 million, and approximately $27.4 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     Debt of the State and of certain public authorities may be classified as "State-supported debt", which includes general obligations debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as "State-related debt", includes State-supported debt, as well as certain types of contingent obligations, including moral-obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     The total amount of State-supported debt outstanding grew from 4.13 percent of personal income in the State in the 1990-1991 fiscal year to 5.96 percent for the 1999-2000 fiscal year while State-related debt outstanding declined from 6.75 percent to 6.25 percent of personal income for the same period. At the end of the 1999-2000 fiscal year, there was $38.58 billion of outstanding State-related debt and $36.80 billion of outstanding State-supported debt.

     The State Legislature has enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years.

     STATE RETIREMENT SYSTEMS (GENERAL). The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans. State employees made up about 37 percent of the membership during the 1999-2000 fiscal year. There were 2,859 other public employers participating in the Systems, including all cities and counties (except New York

City), most towns, villages and school districts (with respect to nonteaching employees) and a large number of local authorities of the State. During the 1999-2000 fiscal year, the State paid the System's 1999-2000 estimated bill of $92.7 million.

     ASSETS AND LIABILITIES. The net assets available for benefits as of March 31, 2000 were $128.9 billion (including $2.3 billion in receivables). The present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2000 was $110.8 billion. Under the funding method used by the Systems, the net assets, plus future actuarially determined contributions, are expected to be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries.

     LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State taxes. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the fiscal year ended March 31, 2000, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $895 million.

     In CAMPAIGN FOR FISCAL EQUITY, INC., ET AL. V. STATE, ET AL. (Supreme Court, New York County), plaintiffs challenge the funding for New York City public schools. By decision dated January 9, 2001, the trial court held that the education provided for New York City students violates plaintiffs' rights under the State Constitution and the State's method for funding education in the State violates plaintiffs' rights under regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress these constitutional and regulatory violations, setting a deadline of September 15, 2001 to implement these reforms. The State has appealed. On April 5, 2001, the Appellate Division, Third Department, ordered that the appeal be perfected for its October 2001 term and that the statutory stay against enforcement of the judgment would remain in place provided the appeal was so perfected.

     AUTHORITIES: GENERAL. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related. As of December 31, 1999, there were 17 Authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including refunding bonds, of all State Authorities was $95 billion, up from $75.4 billion as of September 30, 1996.

     Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as user fees on bridges or tunnels, highway tolls and rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     LONG ISLAND POWER AUTHORITY. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of May 31, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

     METROPOLITAN TRANSPORTATION AUTHORITY. The 2000-2004 Capital Program approved by the State's Capital Program Review Board assumes the issuance of an estimated $8.9 billion in new money Metropolitan Transportation Authority (MTA) bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major restructuring initiative, which will authorize the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

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     The  2000-2004  Capital Plan assumed $1.6 billion in State  support  using proceeds from State general obligation bonds under a proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

     There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the State and the City could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-2004 Capital Program accordingly. If the 2000-2004 Capital Plan is delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet is operating expenses without additional State assistance.

     NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York. The City depends on State and federal aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in any given fiscal year will be adopted by the April 1 statutory deadline, or interim appropriations enacted, or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.

     For each of the 1981 through 2000 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers ("transfers"). The City expects its results for fiscal year 2001 (ended June 30, 2001) to show an operating surplus of $2.9 billion before transfers. The City has been required to close substantial budget gaps in recent years in order to maintain balanced operating results. A pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before transfers for each fiscal year. There can be no assurance that the City will continue to maintain a balanced budget as required by State law, or that it can maintain a balanced budget without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

     NEW YORK CITY FINANCIAL PLAN. The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2005 fiscal years (the "2002-2005 Financial Plan", "Financial Plan" or "City Plan"). The City currently is required to submit for review by the New York State Financial Control Board (the "Control Board") its four year financial plans covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. On June 8, 2001, the City adopted its budget for fiscal year 2002 and subsequently released the Financial Plan for the 2002 through 2005 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2002 fiscal year balanced in accordance with GAAP, and project gaps of approximately $2.8 billion, $2.6 billion and $2.2 billion for the 2003 through 2005 fiscal years, respectively. The 2002-2005 Financial Plan's projections for total revenues for each of these out-years is approximately $40.3 billion, $41.7 billion and $43.0 billion, respectively.

     The Financial Plan also set forth gap-closing actions to eliminate a previously projected gap for the 2002 fiscal year and to reduce projected gaps for fiscal years 2003 through 2005. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by approximately $1.7 billion, $1.5 billion and $1.1 billion; additional State aid of $450 million and additional Federal aid of $550 million in each of fiscal years 2003 through 2005; and the availability of $100 million of the General Reserve in each of fiscal years 2003 through 2005. In addition, the Financial Plan reflects a proposed tax reduction program which totals $498 million, $630 million, $669 million and $698 million in fiscal years 2002 through 2005, respectively.

     The 2002-2005 Financial Plan includes a proposed discretionary transfer in fiscal year 2002 of $345 million to pay debt service due in fiscal year 2003.

     The 2002-2005 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2002-2005 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2002 through 2005 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of

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federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

     NEW YORK CITY FINANCING PROGRAM. Implementation of the City Financial Plan is dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2001 through 2005 contemplates the issuance of $12.4 billion of general obligation bonds and $5.0 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority"). In addition, the Financial Plan anticipates access to approximately $2.4 billion (including the $604 million of bond proceeds received by Spring 2001) in financing capacity of TSASC, Inc. ("TSASC"), which issues debt secured by revenues derived from the settlement of litigation with tobacco companies selling cigarettes in the United States. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur.

     As of March 22, 2001, Moody's rated the City's outstanding general obligation bonds A2, Standard & Poor's rated such bonds A and Fitch rated such Bonds A+. In July 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. On July 16, 1998, Standard & Poor's revised its rating of City bonds to A- from BBB+. On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On March 8, 1999, Fitch revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch revised its rating to A+. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     For fiscal year 1998 (the most recent data per the fiscal year 2000 Comprehensive Annual Financial Report of the City Comptroller), debt per capita as a percentage of personal income was 12.46 percent based on debt per capita of $4,363 and personal income per capita of $35,007.

     As of March 31, 2001, the City and the Municipal Assistance Corporation for the City of New York (which currently may only issue refunding bonds) had respectively approximately $26.8 and $2.5 billion of outstanding net long-term debt. As of November 21, 2000, the New York City Municipal Water Finance Authority (the "Water Authority") had approximately $9.4 billion aggregate principal amount of outstanding bonds, inclusive of subordinate bonds, and a $600 million commercial paper program.

     In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority, Transitional Finance Authority, TSASC and other bonds and notes will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation debt, as well as debt of the Water Authority, Transitional Finance Authority, Dormitory Authority of the State of New York and TSASC.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in each of the 2000 and 2001 fiscal years to finance the City's cash flow needs for each such year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal year.

     NEW YORK CITY MONITOR REPORTS. From time to time, the Control Board staff, the staff of the Office of the State Deputy Comptroller of New York, (the "OSDC"), the City Comptroller, the City's Independent Budget Office and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits.

     In July 2001, the City Comptroller issued a report on the City's adopted budget for fiscal year 2002 and the 2002-2005 Financial Plan. With respect to the 2002 fiscal year, the report commented that the City's budget is balanced largely by one-shot gap-closing actions. Noting the City's general reserve of $200 million, the report concluded that the City should be able to deal with unforeseen contingencies and conclude fiscal year 2002 in balance.

     For the out-years the report projected budget gaps that range from $3.6 billion in fiscal year 2003 to $4.9 billion in fiscal year 2005. The report explained that these gaps are 71 percent larger than the City Financial Plan's estimates because of collective-bargaining risks, under-funded overtime, and larger than expected pension contributions.

     In July 2001, the staff of the OSDC issued a report commenting on the City's adopted budget and the 2002-2005 Financial Plan. With respect to the 2002 fiscal year, the report noted that the City intends to balance the fiscal year 2002 budget by spending nearly the entire accumulated budget surplus, rather than with actions that would reduce the size of the out-year budget gaps. The report estimates that the value of the gap-closing program decline from $1.3 billion in fiscal year 2002 to less than $400 million of recurring savings in subsequent years.

     With respect to closing projected budget gaps through agency actions, the report noted that the proposed $1.7 billion in actions is the equivalent of 25,000 jobs. The report commented that the more than 70 percent of the City-funded work force devoted to education and criminal justice makes cuts difficult.

     The report commented that with the economy now showing signs of slowing down, and the City's less conservative Wall Street profit forecasts for fiscal years 2003 through 2005, the prospects that future budget surpluses alone will close out-year budget gaps are diminished.

     On July 11, 2001, the Control Board issued a report commenting that the roll of nearly $3 billion in surplus from fiscal year 2001 has offset the embedded structural imbalance and gives strong support to fiscal year 2002 budget balance. With respect to the out-years, the report commented that budget gaps are created by the continuing mismatch in the growth of revenues and expenditures and that maintaining a budget stabilization account of sufficient size while developing recurring savings will be a key measure of the City's capacity to protect itself against an economic downturn. The report expressed concern that the City's budget stabilization account is funded at $345 million for fiscal year 2002, which is the smallest level in several past fiscal years. The report noted that BOE is estimated to need to hire over 46,000 teachers over the next four years and that the City and the BOE will need to find ways to meet the needs of teacher recruitment within existing fiscal constraints. The report noted that if the City is unable to maintain police uniform headcount levels, federal grants, which are directly tied to headcount levels, would be disallowed, adversely affecting the City's spending projections.

     On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.

     OTHER LOCALITIES. Certain localities, in addition to the City, could have financial problems leading to requests for additional New York State assistance. The potential impact on the State of such requests by localities was not included in the State's projections of its receipts and disbursements.

     To help resolve persistent fiscal difficulties in Nassau County, the State created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State has appropriated $30 million in transitional assistance to the County for State fiscal year 2000-2001, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

     The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year, and in 2000-01 totaled $200.4 million. The 2000-01 enacted budget also increased general purpose State aid for local governments by $11 million to $562 million.

     Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in New York State other than New York City was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

     Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated August 1, 2001, supplemented by letter agreement dated July 26, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the New York Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The New York Bond Fund may purchase or sell securities solely to achieve short-term trading profits. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of brokerage activity will increase brokerage costs to the Fund.

     For the last two fiscal years ended March 31, the New York Bond Fund's portfolio turnover rates were as follows:

             2000 . . . . 31.77%              2001 . . . . 13.87%

      Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the New York Bond and New York Money Market Funds in October 1990.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share or each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, I.E., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the New York Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 54

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); Director of USAA (2/99-present); President and Chief Operating Officer of USAA (6/99-4/00); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 40

President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President, Investment Sales and Service (7/00-2/01); Vice President, Investment Sales and Service (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Director and Vice President
Age: 61

Director, IMCO (12/98-present); Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88-11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 56

President,   Postal  Addvantage  (7/92-present).   Mrs.  Dreeben  serves  as  a
Director/Trustee of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of the remaining funds within each of the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, Texas 78228
Director
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Director/Trustee of each of the remaining Funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX 78731
Director
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (9/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services,USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds, and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-present); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice
President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

---------------------
 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2 Member of Executive Committee
 3 Member of Audit Committee
 4 Member of Pricing and Investment Committee
 5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 2001.

        NAME                   AGGREGATE              TOTAL COMPENSATION
         OF                  COMPENSATION                FROM THE USAA
       DIRECTOR             FROM THE COMPANY           FAMILY OF FUNDS (b)

   Robert G. Davis                None (a)                     None (a)
   Michael J.C. Roth (c)          None (a)                     None (a)
   Christopher W. Claus           None (a)                     None (a)
   David G. Peebles               None (a)                     None (a)
   Barbara B. Dreeben             $ 6,250                     $ 38,500
   Robert L. Mason                $ 6,250                     $ 38,500
   Michael F. Reimherr            $ 6,250                     $ 38,500
   Laura T. Starks                $ 6,688                     $ 38,500
   Richard A. Zucker              $ 6,250                     $ 38,500

----------------
(a) Robert G. Davis, Michael J.C. Roth, Christopher W. Claus, and David G. Peebles are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA family of funds.

(b) At March 31, 2001, the USAA family of funds consisted of four registered investment companies offering 40 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J. C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

(c) Effective February 12, 2001, Michael J. C. Roth retired from the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA family of funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 31, 2001, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The following table identifies all persons, who as of May 31, 2001, held of record or owned beneficially 5% or more of either Fund's shares.

                           NAME AND ADDRESS
  TITLE OF CLASS          OF BENEFICIAL OWNER            PERCENT OF CLASS

  New York Money          Charles E. Dowdell                  5.1%
    Market Fund           Nancy L. Dowdell JTWROS
                          5121 Donnington Road
                          Clarence, NY 14031-1501

  New York Money          Michael A. Jungman                  6.6%
    Market Fund           Susan M. Jungman JTWROS
                          139 Circle Drive
                          Manhasset, NY  11030

                             THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics for the Manager has been filed with the SEC and is available for public view.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the Prospectus. Management fees are computed and accrued daily and payable monthly. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the Prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such

Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit the New York Money Market Fund annual expenses to .60% of its ANA until August 1, 2002, and will reimburse the Fund for all expenses in excess of the limitations, excluding credits from fee offset arrangements.

     For the last three fiscal years ended March 31, management fees were as follows:

                                 1999             2000               2001
                                 ----             ----               ----
New York Bond Fund             $317,866         $ 345,611          $350,942
New York Money Market Fund     $255,130         $ 284,887          $317,482

     Because the Funds' expenses exceeded the Manager's voluntary expense limitation, the Manager did not receive management fees to which it would have been entitled as follows:

                                 1999             2000               2001
                                 ----             ----               ----
New York Bond Fund             $ 59,045          $  59,702          $70,485
New York Money Market Fund     $ 62,576          $  60,420          $64,816

     Beginning with the month ending July 31, 2002, the New York Bond Fund's management fees will be based upon two components: a base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. The fee is computed and paid at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million; and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to its relevant index. With respect to the New York Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the New York Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

-------------------------------------------------------------------------------
                               NEW YORK BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX        ANNUAL ADJUSTMENT RATE
       (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                             OF A FUND'S AVERAGE NET ASSETS)
      +/- 20 to 50                                        +/- 4
      +/- 51 to 100                                       +/- 5
   +/- 101 and greater                                    +/- 6

-----------------

   1 Based on the difference  between  average  annual  performance of the Fund and its Relevant Index, rounded to the nearest basis point (.01%).
-------------------------------------------------------------------------------

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                                      EXAMPLES

                                         1             2            3            4           5            6
Fund Performance (a)                   6.80%         5.30%        4.30%       (7.55%)     (-5.20%)      (3.65%)
Index Performance (a)                  4.75%         5.15%        4.70%       (8.50%)     (-3.75%)      (3.50%)
                                       -----         -----        -----        -----       ------        -----
Over/Under Performance (b)            + 205           +15         - 40         + 95        - 145         - 15
Annual Adjustment Rate (b)              + 6             0           -4          + 5          - 6            0
Monthly Adjustment Rate (c)           .0049%          n/a      (.0033%)       .0041%      (.0049%)         n/a
Base Fee for Month                 $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment                41,650             0      (28,050)      34,850      (41,650)           0
                                    --------------------------------------------------------------------------
Monthly Fee                        $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                                   ===============================================================================
-------------------
   (a)  Average annual performance over a 36-month period
   (b)  In basis points
   (c)  Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     The New York Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within each of the New York Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of each Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) for the New York Bond Fund and one-tenth of one percent (.10%) for the New York Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the Prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The New York Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

Where:        P      =   a hypothetical initial payment of $1,000
              T      =   average annual total return
              n      =   number of years
              ERV    =   ending  redeemable  value  of  a  hypothetical  $1,000
                         payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the New York Bond Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 2001 were:

  1 year........13.24%       5 years.......6.83%        10 years........7.22%

YIELD

The New York Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                        Yield = 2[((a-b)/(cd)+1)*6 -1]

Where:        a   =   dividends and interest earned during the period
              b   =   expenses accrued for the period (net of reimbursement)
              c   =   the average daily number of shares outstanding during the
                      period that were entitled to receive dividends
              d   =   the maximum offering price  per share  on the last day of
                      the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 2001 was 4.35%.


YIELD - NEW YORK MONEY MARKET FUND

When the New York Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 2001, was 3.03%. Effective Yield For 7-day Period Ended March 31, 2001, was 3.08%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The New York Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the New York Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the New York investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the Federal marginal tax rate and the state (and city if applicable) marginal tax rate adjusted to reflect the deductibility of state (and city if applicable) taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to federal, state, and city taxes is:

     EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 42.80% is 57.20%, that is (1.00-0.4280 = 0.5720)

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state and city marginal tax rate of 10.63%, resulting in an EMTR of 42.80%, the tax-equivalent yields for the New York Bond and New York Money Market Funds for the period ended March 31, 2001, were 7.61% and 5.30%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch, Inc. (Fitch) represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.


FITCH, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1       This designation  denotes  best  quality.  There  is  present
                  strong  protection  by   established  cash   flows,  superior
                  liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2       This designation denotes high  quality. Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           * Leading market positions in well-established industries.
           * High rates of return on funds employed.
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay   principal  and  interest, with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.
     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500   ***41         62.77    ***39          66.35     ***46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

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                                      34

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                                      35

17005-0801

                                     Part B


                   Statement of Additional Information for the

                                Virginia Bond and

                           Virginia Money Market Funds

USAA          USAA                                      STATEMENT OF
EAGLE         TAX EXEMPT                                ADDITIONAL INFORMATION
LOGO          FUND, INC.                                AUGUST 1, 2001
-------------------------------------------------------------------------------

                           USAA TAX EXEMPT FUND, INC.
                                 VIRGINIA FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Virginia Bond Fund and Virginia Money Market Fund (collectively, the Funds or the Virginia Funds). Each Fund is classified as diversified and has a common investment objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

You may obtain a free copy of a prospectus dated August 1, 2001, for the Virginia Funds by writing to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the prospectus.

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2001, are included in the accompanying Annual Report to Shareholders of that date and are incorporated herein by reference.

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

          PAGE
           2   Valuation of Securities
           2   Conditions of Purchase and Redemption
           3   Additional Information Regarding Redemption of Shares
           3   Investment Plans
           4   Investment Policies
           8   Investment Restrictions
           9   Special Risk Considerations
          11   Portfolio Transactions
          12   Description of Shares
          13   Certain Federal Income Tax Considerations
          14   Virginia Taxation
          15   Directors and Officers of the Company
          18   The Company's Manager
          21   General Information
          21   Calculation  of Performance  Data
          22   Appendix A - Tax-Exempt Securities  and Their Ratings
          25   Appendix B - Comparison of Portfolio Performance
          27   Appendix C - Dollar-Cost Averaging

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the VIRGINIA BOND FUND are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the VIRGINIA MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Virginia Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Directors has established procedures designed to stabilize the Virginia Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to your last known address.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Company's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, the Company may require a signature guarantee. If required, EACH signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Virginia Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

                                INVESTMENT PLANS

The Company makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE  SERVICE - The periodic  purchase of shares through  electronic
funds  transfer  from  a   non-governmental   employer,   an   income-producing
investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see APPENDIX C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares having a net asset value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks mailed to a designated address.

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                              INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Virginia Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Virginia Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

LENDING OF SECURITIES

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all time to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company would continue to receive interest on the loaned securities and would invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.

      Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor,
(2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

DERIVATIVES

Each Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving each Fund's investment objective. Each Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for each Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Company's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by each Fund to the Company's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS

     Each Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options that each Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

Each Fund may not establish a position in a futures contract or purchase or sell an option on a futures contract for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets.

     As noted above, each Fund may engage in both hedging and non hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non hedging strategies typically involve special risks. The profitability of each Fund's non hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

SWAP ARRANGEMENTS

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

     Each Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities that are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions invest up to 100% of its assets in short-term securities whether or not they are exempt from federal and Virginia state income taxes. Such taxable securities may consist of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

                            INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund may not:

 (1) borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (2) pledge, mortgage, or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (3) purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (4) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Virginia Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

 (5)   invest in issuers for the purpose of exercising control or management;

 (6)   issue senior securities, except as permitted under the 1940 Act;

 (7) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

 (8) purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

 (9) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

 (10) purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

 (11)  purchase  or sell  commodities,  except  that  each  Fund may  invest in
       financial  futures  contracts,   options  thereon,   and  other  similar
       instruments;

 (12) invest in put, call, straddle, or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Directors may change these additional restrictions without notice to or approval by the shareholders.

Neither Fund will:

 (1)   invest  more than 15% (10% with  respect to the  Virginia  Money  Market
       Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days; or

 (2) purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

ICIM BOND INSURANCE

     The Company has purchased (together with other investment companies within the USAA family of funds), a money market fund bond (the Bond) from the ICIM Reinsurance Company. The Bond provides insurance to the Virginia Money Market Fund (and other money market funds within the USAA family of funds) for losses incurred by the Fund that result from a default in the payment of interest or principal on a security held by the Fund or from the occurrence of a bankruptcy or similar insolvency proceeding involving an issuer or guarantor of a security held by the Fund. The Bond has an aggregate limitation of liability in the amount of $100 million. Claims under the Bond are subject to a deductible in the amount of .10 of 1% of the net asset value of the Fund and are subject to a variety of terms and conditions that may limit the ability of the Fund to recover under the Bond in certain circumstances or may delay the timing of any recovery. Furthermore, the Bond does not cover losses resulting from a decline in the market value of a security attributable to changes in interest rates or the financial condition of an issuer in the absence a default on the security or an insolvency involving the issuer. Accordingly, although the Bond provides additional protection for the Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value per share of $1 at all times.

                          SPECIAL RISK CONSIDERATIONS

A substantial portion of the Funds' investments will consist of debt obligations issued to obtain funds for bonds issued by or on behalf of Virginia state and local governments and other public authorities (Virginia Issues). For this reason, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing, revenue collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

     Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

     Virginia Issues may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the Commonwealth or its political subdivision discussed herein may not be relevant to the Virginia Issues.

     (a) THE COMMONWEALTH AS AN ISSUER. To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. For the fiscal year ended June 30, 2000, general fund revenues exceeded budget projections by $124 million. The economy of the Commonwealth is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. Defense spending is a major component. Defense installations are concentrated in Northern Virginia, the location of the Pentagon, and the Hampton Roads area, including the Cities of Newport News, Hampton, Norfolk, and Virginia Beach, the locations of, among other installations, the Army Transportation Center (Ft. Eustis), the Langley Air Force Base, Norfolk Naval Base, and the Oceana Naval Air Station, respectively. Any substantial reductions in defense spending generally or in particular areas, including base closings, could adversely affect the state and local economies.

     The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

     (b) BONDS OF OTHER ENTITIES. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.1-227.61 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

     Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

     Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.

     Recent amendments to Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limit the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Company is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

     (c) OTHER FACTORS. Virginia municipal issuers have generally not been required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports. Virginia political subdivisions that sell bonds after July 3, 1995, will be subject to Rule 15c2-12 of the SEC that requires continuing disclosure, including annual audited financial statements, with respect to those obligations, unless exempted by the Rule.

     Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

     With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

     When Virginia Issues are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Issues upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Issues resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Issues. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Issues must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

     The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Issues, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

     There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change and fluctuation of the return of the investment of the Virginia Issues proceeds. Credit risk relates to the issuer's, pledgor's, contributor's, grantor's, credit enhancer's and/or guarantor's ability to make timely payments of principal and interest and any premium. Furthermore, in revenue bond financings, the bonds may be payable exclusively from moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues which are revenue bonds may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, each Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by such Fund.

     The ability of each Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest and premium when due.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated August 1, 2001, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transaction with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE COMPANY'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

PORTFOLIO TURNOVER RATES

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Virginia Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Virginia Bond Fund may purchase or sell securities solely to achieve short-term trading profits. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. A higher degree of brokerage activity will increase brokerage costs to the Fund.

     For the last two fiscal years ended March 31, the Virginia Bond Fund's portfolio turnover rates were as follows:

                  2000 . . . .  24.60%            2001 . . . .  30.28%

     Portfolio  turnover  rates  have  been  calculated   excluding  short-term
variable rate securities, which are those with put date intervals of less than one year.

                             DESCRIPTION OF SHARES

The Funds are  series of USAA Tax  Exempt  Fund,  Inc.  (the  Company)  and are
diversified. The Company is an open-end management investment company incorporated under the laws of the state of Maryland on November 16, 1981. The Company is authorized to issue shares in separate series or funds. There are ten mutual funds in the Company, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new portfolios in addition to those already existing without shareholder approval. The Company began offering shares of the Virginia Bond and Virginia Money Market Funds in October 1990.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Directors for shareholder information to obtain signatures to request a special shareholder meeting. The Company may fill vacancies on the Board or appoint new Directors if the result is that at least two-thirds of the Directors have still been elected by shareholders. Moreover, pursuant to the Bylaws of the Company, any Director may be removed by the affirmative vote of a majority of the outstanding Company shares; and holders of 10% or more of the outstanding shares of the Company can require Directors to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. The Company will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                   CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     A shareholder of the Virginia Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                               VIRGINIA TAXATION

As a regulated investment company, each Fund may distribute dividends (Virginia exempt-interest dividends) and capital gains (Virginia exempt-capital gains) that are exempt from the Virginia income tax to its shareholders if (1) at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is excluded from gross income for federal income tax purposes and (2) the Fund satisfies certain Virginia reporting requirements. The Funds intend to qualify and report under the above requirement so that they can distribute Virginia exempt-interest dividends and Virginia exempt-capital gains. If a Fund fails to so qualify or report, no part of its dividends or capital gains will be exempt from the Virginia income tax.

     The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities which pay interest excludable from federal gross income or derived from obligations of the United States which pay interest excludable from Virginia taxable income under the laws of the United States. Dividends (1) paid by the Funds, (2) excluded from gross income for federal income tax purposes, and (3) derived from interest on obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax.

     The portion of distributions constituting Virginia exempt-capital gains is that portion derived from long-term capital gains on the sale or exchange by the Funds of obligations of the Commonwealth of Virginia, any political subdivision or instrumentality of the Commonwealth, or the United States.

     To the extent any portion of the dividends distributed to the shareholders by the Funds is derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains, other than Virginia exempt-capital gains, realized and distributed by the Funds generally will be taxable to their shareholders regardless of how long the shareholders have held their shares. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes.

     The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Funds' dividends and other distributions and as to their own Virginia tax situation.

                     DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors who supervise the business affairs of the Company. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

Robert G. Davis 1, 2
Director and Chairman of the Board of Directors
Age: 54

President and Chief Executive Officer of United Services Automobile Association
(USAA) (4/00-present); Director of USAA (2/99-present); President and Chief Operating Officer of USAA (6/99-4/00); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation and several of its subsidiaries and affiliates (1/97-present); Executive Vice President, Chief Operating Officer, Director, and Vice Chairman of the Board of Directors of USAA Financial Planning Network, Inc. (6/96-12/96); and Special Assistant to Chairman, USAA (6/96-12/96). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds; Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Federal Savings Bank, USAA Financial Planning Network, Inc., and USAA Real Estate Company.

Christopher W. Claus 1, 2
Director, President, and Vice Chairman of the Board of Directors
Age: 40

President and Chief Executive, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President, Investment Sales and Service (7/00-2/01); Vice President, Investment Sales and Service (12/94-07/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Directors/Trustees of each of the remaining funds within the USAA family of funds and USAA Shareholder Account Services; Director of USAA Life Insurance Company; and Senior Vice President of USAA Life Investment Trust.

David G. Peebles 1, 4
Director and Vice President
Age: 61

Director IMCO, (12/98-present);Senior Vice President, Equity Investments, IMCO (11/98-present); Vice President, Equity Investments, IMCO (2/88- 11/98). Mr. Peebles serves as Director/Trustee and Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services; and Vice President of USAA Life Investment Trust.

Barbara B. Dreeben 3, 4, 5
200 Patterson #1008
San Antonio, TX 78209
Director
Age: 56

President,   Postal  Addvantage  (7/92-present).   Mrs.  Dreeben  serves  as  a
Director/Trustee of each of the remaining funds within the USAA family of funds.

Robert L. Mason, Ph.D. 3, 4, 5
12823 Queens Forest
San Antonio, TX 78230
Director
Age: 55

Staff Analyst, Southwest Research Institute (9/98-present); Manager, Statistical Analysis Section, Southwest Research Institute (2/79-9/98). Dr. Mason serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Michael F. Reimherr 3, 4, 5
128 East Arrowhead
San Antonio, Texas 78228
Director
Age: 55

President of Reimherr Business Consulting (5/95-present). Mr. Reimherr serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Laura T. Starks, Ph.D. 3, 4, 5
5405 Ridge Oak Drive
Austin, TX 78731-5405
Director
Age: 51

Charles E and Sarah M Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents, Professor of Finance, University of Texas at Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Richard A. Zucker 2, 3, 4, 5
407 Arch Bluff
San Antonio, TX 78216
Director
Age: 58

Vice President, Beldon Roofing and Remodeling (7/85-present). Mr. Zucker serves as a Director/Trustee of each of the remaining funds within the USAA family of funds.

Kenneth E. Willmann 1
Vice President
Age: 54

Director, IMCO (2/00-present); Senior Vice President, Fixed Income Investments, IMCO (12/99-present); Vice President, Mutual Fund Portfolios, IMCO (09/94-12/99). Mr. Willmann serves as Vice President of each of the remaining funds within the USAA family of funds; Senior Vice President of USAA Shareholder Account Services, and Vice President of USAA Life Investment Trust.

Michael D. Wagner 1
Secretary
Age: 53

Senior Vice President, USAA Capital Corporation (CAPCO) General Counsel (1/99-present); Vice President, Corporate Counsel, USAA (1982-1/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of each of the remaining funds within the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

Mark S. Howard 1
Assistant Secretary
Age: 37

Vice President, Securities Counsel & Compliance, IMCO (7/00-present); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); Executive Director, Securities Counsel, USAA (9/96-2/98); Senior Associate Counsel, Securities Counsel, USAA (5/95-8/96). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services, USAA Financial Planning Network, Inc., each of the remaining funds within the USAA family of funds, and for USAA Life Investment Trust.

David M. Holmes 1
Treasurer
Age: 41

Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA Real Estate Company (RealCo) (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of each of the remaining funds within the USAA family of funds and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

Roberto Galindo, Jr. 1
Assistant Treasurer
Age: 40

Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-present); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice
President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for each of the remaining funds within the USAA family of funds.

------------------------

 1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act.
 2 Member of Executive Committee
 3 Member of Audit Committee
 4 Member of Pricing and Investment Committee
 5 Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.


     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 2001.

      NAME                           AGGREGATE             TOTAL COMPENSATION
       OF                          COMPENSATION               FROM THE USAA
    DIRECTOR                     FROM THE COMPANY           FAMILY OF FUNDS (b)

 Robert G. Davis                     None (a)                    None (a)
 Michael J.C. Roth                   None (a)                    None (a)
 Christopher W. Claus                None (a)                    None (a)
 David G. Peebles                    None (a)                    None (a)
 Barbara B. Dreeben                  $ 6,250                     $ 38,500
 Robert L. Mason                     $ 6,250                     $ 38,500
 Michael F. Reimherr                 $ 6,250                     $ 38,500
 Laura T. Starks                     $ 6,688                     $ 38,500
 Richard A. Zucker                   $ 6,250                     $ 38,500

-------------------

(a) Robert G. Davis, Michael J.C. Roth, Christopher W. Claus, and David G. Peebles are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA family of funds.

(b) At March 31, 2001, the USAA family of funds consisted of four registered investment companies offering 40 individual funds. Each Director presently serves as a Director or Trustee of each investment company in the USAA family of funds. In addition, Michael J.C. Roth served as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds available to the public only through the purchase of certain variable annuity contracts and variable life insurance policies offered by USAA Life Insurance Company. Mr. Roth received no compensation as Trustee of USAA Life Investment Trust.

(c) Effective February 12, 2001, Michael J. C. Roth retired for the Board of Directors.

     All of the above Directors are also Directors/Trustees of the other funds within the USAA family of funds. No compensation is paid by any fund to any Director/Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of May 31, 2001, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The Company knows of no one person who, as of May 31, 2001, held of record or owned beneficially 5% or more of either Fund's shares.

                             THE COMPANY'S MANAGER

As described in the prospectus, USAA Investment Management Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, was organized in May 1970 and has served as investment adviser and underwriter for USAA Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust, USAA State Tax-Free Trust, and USAA Life Investment Trust. As of the date of this SAI, total assets under management by the Manager were approximately $41 billion, of which approximately $28 billion were in mutual fund portfolios.

     While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics for the Manager has been filed with the SEC and is available for public view.

ADVISORY AGREEMENT

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount, and time to buy or sell securities for each Fund. The Manager compensates all personnel, officers, and Directors of the Company if such persons are also employees of the Manager or its affiliates.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Directors who are not interested persons (not affiliated) of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until July 31, 2003, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, management fees were as follows:

                                    1999              2000              2001
                                    ----              ----              ----
  Virginia Bond Fund           $  1,227,753      $  1,270,143        $1,305,019
  Virginia Money Market Fund   $    434,276      $    472,606        $  523,895

     Because the expenses of the Virginia Money Market Fund exceeded the Manager's voluntary expense limitation, in 1999 the Manager did not receive management fees of $3,706 from that Fund.

     Beginning with the month ended July 31, 2002, the Virginia Bond Fund's management fees will be based upon two components: a base fee, which is accrued daily and paid monthly, is computed as a percentage of the aggregate average net assets of both Funds combined. This fee is allocated between the Funds based on the relative net assets of each. This fee is computed and paid at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million; and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to its relevant index. The Virginia Bond Fund's performance will be measured relative to that of the Lipper Virginia Municipal Debt Fund Index. With respect to the Virginia Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Virginia Bond Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ending July 31, 2002, the performance period will consist of the previous twelve-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2005, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365. The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

===============================================================================
                               Virginia Bond Fund
Over/Under Performance Relative to Index                Annual Adjustment Rate
     (in basis points) 1                      (in basis points as a percentage
                                               of a Fund's average net assets)
        +/- 20 to 50                                        +/- 4
        +/- 51 to 100                                       +/- 5
        +/- 101 and greater                                 +/- 6

---------------------------
       1 Based on the difference between average annual performance of the Fund and its Relevant Index, rounded to the nearest basis point (.01%).
===============================================================================

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                                      EXAMPLES

                                         1             2            3             4          5            6
Fund Performance (a)                   6.80%         5.30%        4.30%       (7.55%)     (-5.20%)      (3.65%)
Index Performance (a)                  4.75%         5.15%        4.70%       (8.50%)     (-3.75%)      (3.50%)
                                       -----         -----        -----        -----       ------        -----
Over/Under Performance (b)            + 205           +15         - 40         + 95        - 145         - 15
Annual Adjustment Rate (b)              + 6             0           -4          + 5          - 6            0
Monthly Adjustment Rate (c)           .0049%           n/a      (.0033%)      .0041%      (.0049%)         n/a
Base Fee for Month                 $ 221,918     $ 221,918    $ 221,918     $221,918    $ 221,918    $ 221,918
Performance Adjustment                41,650             0      (28,050)      34,850      (41,650)           0
                                    --------------------------------------------------------------------------
Monthly Fee                        $ 263,568     $ 221,918    $ 193,868     $256,768    $ 180,268    $ 221,918
                                   ===============================================================================
-------------------
   (a)  Average annual performance over a 36-month period
   (b)  In basis points
   (c)  Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

     The Virginia Bond Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Virginia Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Directors of the Company reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules there under, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Directors; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Company has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (.15%) for the Virginia Bond Fund and one-tenth of one percent (.10%) for the Virginia Money Market Fund of average net assets of the respective Fund. We may also delegate one or more of our responsibilities at our expense.

UNDERWRITER

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                              GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Company's investments.

COUNSEL

Goodwin Procter LLP, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

                        CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the prospectus. See VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Virginia Bond Fund may advertise performance in terms of average annual total return for 1-, 5-, and 10-year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)N = ERV

Where:      P   =    a hypothetical initial payment of $1,000
            T   =    average annual total return
            n   =    number of years
          ERV        = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Virginia Bond Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 2001, were:

1 year. . . .  11.45%      5 years . . .  6.29%     10 years . . . 7.03%


YIELD

The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         Yield = 2[((a-b)/(cd)+1)*6 -1]

Where:      a   =    dividends and interest earned during the period
            b   =    expenses accrued for the period (net of reimbursement)
            c   =    the  average daily number of shares outstanding during the period  that were  entitled  to receive  dividends
            d   =    the maximum offering price per  share  on the  last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 2001, was 4.66%.

YIELD -- VIRGINIA MONEY MARKET FUND

When the Virginia Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

            Yield For 7-day Period Ended March 31, 2001, was 3.11%. Effective Yield For 7-day Period Ended March 31, 2001, was 3.16%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Virginia Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the Virginia Bond Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the Virginia investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the state marginal tax rate adjusted to reflect the deductibility of state taxes from federal taxable income. The formula for computing the EMTR to compare with fully taxable securities subject to both federal and state taxes is:

     EMTR = Federal Marginal Tax Rate + [State Marginal Tax Rate x (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 39.68% is 60.32%, that is (1.00-0.3968= 0.6032).

   Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Using a federal marginal tax rate of 36% and state marginal tax rate of 5.75%, resulting in an EMTR of 39.68%, the tax-equivalent yields for the Virginia Bond and Virginia Money Market Funds for the period ended March 31, 2001 were 7.72% and 5.16%, respectively.


             APPENDIX A -- TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by the states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), and Fitch, Inc. (Fitch), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1.  LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits ADEQUATE capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH, INC.

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1           This designation  denotes best quality.  There is present
                      strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2           This  designation   denotes  high  quality.   Margins  of
                      protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           * Leading market positions in  well-established  industries.
           * High rates of return on funds employed
           * Conservative capitalization structures with moderate reliance on debt and ample asset protection.
           * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
           * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

               APPENDIX B -- COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESS WEEK, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL WORLD, a monthly magazine that periodically features companies in the mutual fund industry.

FORBES,  a  national  business   publication  that  periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE,   a  national  business   publication  that  periodically   rates  the
performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON  CHRONICLE,  a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national  association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S   PERSONAL  FINANCE  MAGAZINE,   a  monthly   investment   advisory
publication that periodically features the performance of a variety of securities.

LIPPER, A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER, A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Taxable First Tier Fund Average."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet, Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR 5 STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL  FUND  PERFORMANCE   REPORT,  a  monthly   publication  of  mutual  fund
performance and rankings, produced by Morningstar, Inc.

MUTUAL  FUNDS  MAGAZINE,  a  monthly  publication   reporting  on  mutual  fund
investing.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,  a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMART MONEY, a monthly magazine featuring news and articles on investing and mutual funds.

USA TODAY, a newspaper that may cover financial news.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that covers financial news.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, A Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

     -Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

     -Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                      APPENDIX C -- DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------

                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100      10         10           6          16.67        10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500   ***41         62.77    ***39          66.35     ***46         54.7

          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
*** Cumulative total of share prices used to compute average prices.
===============================================================================


17004-0801